Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2005

JPMORGAN CHASE & CO. TABLE OF CONTENTS

EXPLANATORY NOTE
The unaudited pro forma combined historical financial information contained in this document is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) and Bank One Corporation (“Bank One”) may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the company may have appeared had the two companies actually been merged as of the earliest date indicated and had such business segments existed in the combined company as of the earliest date indicated. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.
The unaudited pro forma combined historical financial information has been derived from and should be read in conjunction with the historical financial statements and related notes of JPMorgan Chase and Bank One, as filed with the Securities and Exchange Commission.
The unaudited pro forma combined historical financial information includes (i) purchase price adjustments as of July 1, 2004, to reflect the merger as of such date of Bank One with JPMorgan Chase, (ii) estimated adjustments to record the assets and liabilities of Bank One at their respective fair values as of July 1, 2004, and (iii) adjustments for changes in management accounting policies as of July 1, 2004.
The unaudited pro forma combined historical financial information is presented for illustrative purposes only. This information does not include:
(i)	the impact of the sale of the Bank One corporate trust business to JPMorgan Chase;

(ii)	any cost savings obtained since July 1, 2004 or anticipated to be obtained in the future from the merger;

(iii)	any merger-related costs incurred since July 1, 2004 or anticipated to be incurred in the future in connection with the merger;

(iv)	the impact of any share repurchases since July 1, 2004;

(v)	any change in the allocation of the purchase price adjustments or of the fair value adjustments since July 1, 2004;

(vi)	any adjustments for changes in management accounting policies or the impact of any conformance of management accounting policies since July 1, 2004.
For the reasons stated above, the unaudited pro forma combined historical financial information included in this document does not necessarily indicate the combined results of operations or the combined financial position of the company that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the actual results of operations or the financial position of the Firm since July 1, 2004 nor is it indicative of the results of operations or the financial position of the Firm in future periods.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (h)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (g)	2004	2004
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$13,678	$14,465	$12,743	$13,647	$12,950	(5)%	6%	$54,533	$43,097	$52,541	4%
Provision for Credit Losses (a)	1,224	1,245	587	427	1,157	(2)	6	3,483	2,544	2,727	28
Noninterest Expense	8,535	9,464	10,899	9,937	9,386	(10)	(9)	38,835	34,359	40,504	(4)
Net Income	2,698	2,527	994	2,264	1,666	7	62	8,483	4,466	6,544	30

Per Common Share:
Net Income Per Share — Diluted	$0.76	$0.71	$0.28	$0.63	$0.46	7	65	$2.38	$1.55	$1.81	31
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—	—	1.36	1.36	1.36	—
Book Value Per Share	30.71	30.26	29.95	29.78	29.61	1	4	30.71	29.61	29.61	4
Closing Share Price	39.69	33.93	35.32	34.60	39.01	17	2	39.69	39.01	39.01	2

Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,563.9	3,547.7	3,548.3	3,569.8	3,602.0	—	(1)	3,557.3	2,850.6	3,593.0	(1)
Common Shares Outstanding at Period-end	3,486.7	3,503.4	3,514.0	3,525.3	3,556.2	—	(2)	3,486.7	3,556.2	3,556.2	(2)

SELECTED RATIOS:
Return on Common Equity (“ROE”) (b)	10%	9%	4%	9%	6%			8%	6%	6%
Return on Equity-Goodwill (“ROE-GW”) (b) (c)	17	16	6	15	11			14	9	11
Return on Assets (“ROA”) (b) (d)	0.89	0.84	0.34	0.79	0.57			0.72	0.46	0.58
Tier 1 Capital Ratio	8.5 (f)	8.2	8.2	8.6	8.7
Total Capital Ratio	12.1 (f)	11.3	11.3	11.9	12.2

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,198,942	$1,203,033	$1,171,283	$1,178,305	$1,157,248	—	4	$1,198,942	$1,157,248	$1,157,248	4
Wholesale Loans	150,111	151,591	149,588	137,401	135,067	(1)	11	150,111	135,067	135,067	11
Consumer Loans	269,037	268,913	266,437	265,268	267,047	—	1	269,037	267,047	267,047	1
Deposits	554,991	535,123	534,640	531,379	521,456	4	6	554,991	521,456	521,456	6
Common Stockholders’ Equity	107,072	105,996	105,246	105,001	105,314	1	2	107,072	105,314	105,314	2

Headcount	168,847	168,955	168,708	164,381	160,968	—	5	168,847	160,968	160,968	5

LINE OF BUSINESS EARNINGS
Investment Bank	$664	$1,063	$606	$1,325	$660	(38)	1	$3,658	$2,948	$3,654	—
Retail Financial Services	803	656	980	988	775	22	4	3,427	2,199	3,279	5
Card Services	302	541	542	522	515	(44)	(41)	1,907	1,274	1,681	13
Commercial Banking	289	301	174	243	254	(4)	14	1,007	608	992	2
Treasury & Securities Services	300	263	229	245	145	14	107	1,037	440	437	137
Asset & Wealth Management	342	315	283	276	263	9	30	1,216	681	879	38
Corporate (e)	(83)	(475)	(486)	(687)	(296)	83	72	(1,731)	61	(633)	(173)

Total Operating Earnings	2,617	2,664	2,328	2,912	2,316	(2)	13	10,521	8,211	10,289	2
Reconciling Items (After-Tax):
Merger Costs	(48)	(137)	(173)	(90)	(324)	65	85	(448)	(846)	(846)	(47)
Litigation Reserve Charge	129	—	(1,161)	(558)	—	NM	NM	(1,590)	(2,294)	(2,294)	(31)
Accounting Policy Conformity	—	—	—	—	(326)	NM	NM	—	(605)	(605)	NM

Net Income	$2,698	$2,527	$994	$2,264	$1,666	7	62	$8,483	$4,466	$6,544	30

Note: Effective July 1, 2004, Bank One Corporation (“Bank One”) merged with and into JPMorgan Chase & Co. (“JPMorgan Chase”). Bank One’s results of operations were included in JPMorgan Chase’s results beginning July 1, 2004. In accordance with U.S. GAAP, the results of operations for the fourth, third, second and first quarters of 2005, and fourth quarter of 2004, each reflect three months of results of operations for the combined Firm.

The results of operations for full year 2005 reflect the results of operations for the combined Firm, while full year 2004 reflects six months of results of operations for heritage JPMorgan Chase and six months of results of operations for the combined Firm.

(a)
Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	Based on annualized amounts.
(c)
Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(d)	Represents Net income divided by Total average assets.
(e)	Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.
(f)	Estimated.
(g)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(h)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion of the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined(d)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (c)	2004	2004
REVENUE
Investment Banking Fees	$1,145	$989	$961	$993	$1,073	16%	7%	$4,088	$3,537	$3,635	12%
Trading Revenue (a)	1,115	2,499	387	1,859	611	(55)	82	5,860	3,612	3,764	56
Lending & Deposit Related Fees	853	865	851	820	903	(1)	(6)	3,389	2,672	3,744	(9)
Asset Management, Administration and Commissions	2,723	2,628	2,541	2,498	2,330	4	17	10,390	8,165	9,177	13
Securities / Private Equity Gains (Losses)	(232)	343	407	(45)	569	NM	NM	473	1,874	1,972	(76)
Mortgage Fees and Related Income	155	201	336	362	85	(23)	82	1,054	806	827	27
Credit Card Income	1,402	1,855	1,763	1,734	1,822	(24)	(23)	6,754	4,840	6,846	(1)
Other Income	1,764	233	496	201	228	NM	NM	2,694	830	1,210	123

Noninterest Revenue	8,925	9,613	7,742	8,422	7,621	(7)	17	34,702	26,336	31,175	11

Interest Income	12,184	11,435	10,949	10,632	9,862	7	24	45,200	30,595	36,945	22
Interest Expense	7,431	6,583	5,948	5,407	4,533	13	64	25,369	13,834	15,579	63

Net Interest Income	4,753	4,852	5,001	5,225	5,329	(2)	(11)	19,831	16,761	21,366	(7)

TOTAL NET REVENUE	13,678	14,465	12,743	13,647	12,950	(5)	6	54,533	43,097	52,541	4

Provision for Credit Losses (b)	1,224	1,245	587	427	1,157	(2)	6	3,483	2,544	2,727	28

NONINTEREST EXPENSE
Compensation Expense	4,286	5,001	4,266	4,702	4,211	(14)	2	18,255	14,506	17,055	7
Occupancy Expense	645	549	580	525	609	17	6	2,299	2,084	2,403	(4)
Technology and Communications Expense	909	899	896	920	1,051	1	(14)	3,624	3,702	4,046	(10)
Professional & Outside Services	1,002	1,018	1,130	1,074	1,191	(2)	(16)	4,224	3,862	4,597	(8)
Marketing	385	512	537	483	428	(25)	(10)	1,917	1,335	1,944	(1)
Other Expense	1,064	882	954	805	981	21	8	3,705	2,859	3,823	(3)
Amortization of Intangibles	375	382	385	383	392	(2)	(4)	1,525	946	1,571	(3)

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,666	9,243	8,748	8,892	8,863	(6)	(2)	35,549	29,294	35,439	—
Merger Costs	77	221	279	145	523	(65)	(85)	722	1,365	1,365	(47)
Litigation Reserve Charge	(208)	—	1,872	900	—	NM	NM	2,564	3,700	3,700	(31)

TOTAL NONINTEREST EXPENSE	8,535	9,464	10,899	9,937	9,386	(10)	(9)	38,835	34,359	40,504	(4)

Income before Income Tax Expense	3,919	3,756	1,257	3,283	2,407	4	63	12,215	6,194	9,310	31
Income Tax Expense	1,221	1,229	263	1,019	741	(1)	65	3,732	1,728	2,766	35

NET INCOME	$2,698	$2,527	$994	$2,264	$1,666	7	62	$8,483	$4,466	$6,544	30

NET INCOME APPLICABLE TO COMMON STOCK	$2,696	$2,524	$991	$2,259	$1,653	7	63	$8,470	$4,414	$6,492	30

NET INCOME PER COMMON SHARE
Basic Earnings per Share	$0.78	$0.72	$0.28	$0.64	$0.47	8	66	$2.43	$1.59	$1.85	31
Diluted Earnings per Share	0.76	0.71	0.28	0.63	0.46	7	65	2.38	1.55	1.81	31
Weighted-Average Basic Shares Outstanding	3,472.1	3,485.0	3,493.0	3,517.5	3,514.7	—	(1)	3,491.7	2,779.9	3,510.4	(1)
Weighted-Average Diluted Shares Outstanding	3,563.9	3,547.7	3,548.3	3,569.8	3,602.0	—	(1)	3,557.3	2,850.6	3,593.0	(1)

FINANCIAL RATIOS
ROE	10%	9%	4%	9%	6%			8%	6%	6%
ROE-GW	17	16	6	15	11			14	9	11
ROA	0.89	0.84	0.34	0.79	0.57			0.72	0.46	0.58
Effective Income Tax Rate	31	33	21	31	31			31	28	30
Overhead Ratio	62	65	86	73	72			71	80	77

Headcount	168,847	168,955	168,708	164,381	160,968	—	5	168,847	160,968	160,968	5

(a)	Trading NII is not included in Trading revenue. See page 10 for additional details.
(b)
Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(c)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Dec 31, 2005
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2005	2005	2005	2005	2004	2005	2004
ASSETS
Cash and Due from Banks	$36,670	$33,036	$35,092	$37,593	$35,168	11%	4%
Deposits with Banks	21,661	14,337	9,080	14,331	21,680	51	—
Federal Funds Sold and Securities Purchased under Resale Agreements	133,981	122,876	130,785	132,751	101,354	9	32
Securities Borrowed	74,604	64,381	58,457	53,174	47,428	16	57
Trading Assets:
Debt and Equity Instruments	248,590	250,171	235,803	230,725	222,832	(1)	12
Derivative Receivables	49,787	54,389	55,015	60,388	65,982	(8)	(25)
Securities	47,600	68,697	58,573	75,251	94,512	(31)	(50)
Interests in Purchased Receivables	29,740	28,766	27,887	28,484	31,722	3	(6)
Loans (Net of Allowance for Loan Losses)	412,058	413,284	409,231	395,734	394,794	—	4
Private Equity Investments	6,374	6,081	6,488	7,333	7,735	5	(18)
Accrued Interest and Accounts Receivable	22,421	28,872	24,245	21,098	21,409	(22)	5
Premises and Equipment	9,081	9,297	9,354	9,344	9,145	(2)	(1)
Goodwill	43,621	43,555	43,537	43,440	43,203	—	1
Other Intangible Assets:
Mortgage Servicing Rights	6,452	6,057	5,026	5,663	5,080	7	27
Purchased Credit Card Relationships	3,275	3,352	3,528	3,703	3,878	(2)	(16)
All Other Intangibles	4,832	5,139	5,319	5,514	5,726	(6)	(16)
Other Assets	48,195	50,743	53,863	53,779	45,600	(5)	6

TOTAL ASSETS	$1,198,942	$1,203,033	$1,171,283	$1,178,305	$1,157,248	—	4

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$135,599	$134,129	$138,025	$130,533	$129,257	1	5
Interest-Bearing	287,774	267,288	263,952	271,592	261,673	8	10
Non-U.S. Offices:
Noninterest-Bearing	7,476	6,723	7,289	6,669	6,931	11	8
Interest-Bearing	124,142	126,983	125,374	122,585	123,595	(2)	—

Total Deposits	554,991	535,123	534,640	531,379	521,456	4	6
Federal Funds Purchased and Securities Sold under Repurchase Agreements	125,925	143,404	137,350	137,062	127,787	(12)	(1)
Commercial Paper	13,863	16,166	12,842	13,063	12,605	(14)	10
Other Borrowed Funds	10,479	15,400	12,716	10,124	9,039	(32)	16
Trading Liabilities:
Debt and Equity Instruments	94,157	99,163	83,011	96,090	87,942	(5)	7
Derivative Payables	51,773	53,329	51,269	57,626	63,265	(3)	(18)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	78,460	74,698	77,064	72,183	75,722	5	4
Beneficial Interests Issued by Consolidated VIEs	42,197	46,140	43,826	44,827	48,061	(9)	(12)
Long-Term Debt	108,357	101,853	101,182	99,329	95,422	6	14
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,529	11,622	11,998	11,282	10,296	(1)	12

TOTAL LIABILITIES	1,091,731	1,096,898	1,065,898	1,072,965	1,051,595	—	4

STOCKHOLDERS’ EQUITY
Preferred Stock	139	139	139	339	339	—	(59)
Common Stock	3,618	3,608	3,604	3,598	3,585	—	1
Capital Surplus	74,994	74,396	73,911	73,394	72,801	1	3
Retained Earnings	33,848	32,350	31,032	31,253	30,209	5	12
Accumulated Other Comprehensive Income (Loss)	(626)	(602)	(61)	(623)	(208)	(4)	(201)
Treasury Stock, at Cost	(4,762)	(3,756)	(3,240)	(2,621)	(1,073)	(27)	(344)

TOTAL STOCKHOLDERS’ EQUITY	107,211	106,135	105,385	105,340	105,653	1	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,198,942	$1,203,033	$1,171,283	$1,178,305	$1,157,248	—	4

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (c)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (b)	2004	2004
AVERAGE BALANCES
ASSETS
Deposits with Banks	$15,584	$11,388	$18,646	$15,232	$31,799	37%	(51)%	$15,203	$28,625	$30,389	(50)%
Federal Funds Sold and Securities Purchased under Resale Agreements	152,324	146,048	139,864	121,189	104,038	4	46	139,957	93,979	97,496	44
Securities Borrowed	72,359	66,817	60,207	52,449	47,663	8	52	63,023	49,387	50,571	25
Trading Assets — Debt Instruments	181,178	189,198	193,660	187,669	186,013	(4)	(3)	187,912	169,203	173,287	8
Securities	60,670	65,192	67,705	93,438	92,294	(7)	(34)	71,644	78,869	119,036	(40)
Interests in Purchased Receivables	28,338	27,905	28,082	29,277	30,491	2	(7)	28,397	15,564	30,513	(7)
Loans	421,651	415,676	404,318	398,494	400,841	1	5	410,114	308,450	375,774	9

Total Interest-Earning Assets	932,104	922,224	912,482	897,748	893,139	1	4	916,250	744,077	877,066	4
Trading Assets — Equity Instruments	56,970	53,025	43,935	43,717	35,803	7	59	49,458	31,263	31,263	58
All Other Noninterest-Earning Assets	215,710	220,796	219,616	221,353	225,946	(2)	(5)	219,358	187,216	227,080	(3)

TOTAL ASSETS	$1,204,784	$1,196,045	$1,176,033	$1,162,818	$1,154,888	1	4	$1,185,066	$962,556	$1,135,409	4

LIABILITIES
Interest-Bearing Deposits	$401,531	$398,059	$394,455	$388,355	$377,368	1	6	$395,643	$309,020	$369,033	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	149,428	160,967	158,268	151,335	158,633	(7)	(6)	155,010	155,665	162,657	(5)
Commercial Paper	17,393	15,188	12,496	12,665	10,885	15	60	14,450	12,699	12,939	12
Other Borrowings (a)	116,284	111,010	98,936	98,259	89,674	5	30	106,186	83,721	86,872	22
Beneficial Interests Issued by Consolidated VIEs	45,284	44,381	43,743	45,294	46,366	2	(2)	44,675	26,817	45,550	(2)
Long-Term Debt	117,597	111,921	111,858	108,004	104,599	5	12	112,370	79,193	100,974	11

Total Interest-Bearing Liabilities	847,517	841,526	819,756	803,912	787,525	1	8	828,334	667,115	778,025	6
Noninterest-Bearing Liabilities	251,203	248,899	250,792	253,222	261,487	1	(4)	251,018	218,793	251,677	—

TOTAL LIABILITIES	1,098,720	1,090,425	1,070,548	1,057,134	1,049,012	1	5	1,079,352	885,908	1,029,702	5

Preferred Stock	139	139	216	339	1,002	—	(86)	207	1,007	1,007	(79)
Common Stockholders’ Equity	105,925	105,481	105,269	105,345	104,874	—	1	105,507	75,641	104,700	1

TOTAL STOCKHOLDERS’ EQUITY	106,064	105,620	105,485	105,684	105,876	—	—	105,714	76,648	105,707	—

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,204,784	$1,196,045	$1,176,033	$1,162,818	$1,154,888	1	4	$1,185,066	$962,556	$1,135,409	4

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	5.29%	4.48%	4.08%	4.11%	2.60%			4.48%	1.88%	1.90%
Federal Funds Sold and Securities Purchased under Resale Agreements	3.55	2.97	2.70	2.43	2.03			2.95	1.73	1.70
Securities Borrowed	1.75	1.78	2.08	1.71	1.34			1.83	0.94	0.94
Trading Assets — Debt Instruments	5.07	4.79	5.06	4.89	4.44			4.96	4.45	4.44
Securities	5.00	4.56	3.77	4.93	4.43			4.59	4.41	4.50
Interests in Purchased Receivables	3.97	3.52	3.08	2.58	2.11			3.29	1.87	1.55
Loans	6.57	6.39	6.24	6.11	5.66			6.33	5.40	5.49
Total Interest-Earning Assets	5.21	4.95	4.85	4.83	4.40			4.96	4.11	4.20

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	3.19	2.71	2.39	2.09	1.76			2.60	1.50	1.47
Federal Funds Purchased and Securities Sold under Repurchase Agreements	3.04	2.80	2.69	2.48	1.96			2.75	1.49	1.48
Commercial Paper	3.40	3.13	2.42	2.00	1.65			2.81	1.03	1.02
Other Borrowings (a)	4.44	4.33	4.56	5.06	4.13			4.58	4.56	4.55
Beneficial Interests Issued by Consolidated VIEs	3.66	3.25	2.92	2.44	1.97			3.07	1.78	1.57
Long-Term Debt	4.01	3.65	3.64	3.47	3.31			3.70	3.11	2.93
Total Interest-Bearing Liabilities	3.48	3.10	2.91	2.73	2.29			3.06	2.07	2.00

INTEREST RATE SPREAD	1.73%	1.85%	1.94%	2.10%	2.11%			1.90%	2.04%	2.20%

NET YIELD ON INTEREST-EARNING ASSETS	2.05%	2.12%	2.24%	2.39%	2.38%			2.19%	2.25%	2.43%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.50%	2.61%	2.76%	2.95%	2.95%			2.70%	2.77%	3.06%

(a)	Includes securities sold but not yet purchased.

(b)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(c)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

OPERATING BASIS
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines of business results on an operating basis, which is a non-GAAP financial measure. The Firm’s definition of operating basis starts with the reported U.S. GAAP results. Operating basis excludes: (i) merger costs, (ii) the non-operating litigation charges taken in the first and second quarters of 2005 and second quarter of 2004 and the non-operating insurance recovery taken in the fourth quarter of 2005 in respect of certain of the Firm’s material litigation; and (iii) costs related to the conformance of certain accounting policies as a result of the merger. Management believes these items are not part of the Firm’s normal daily business operations and, therefore, not indicative of trends, as they do not provide meaningful comparisons with other periods. In addition, the Firm manages its lines of business on an operating basis.
In the case of the Investment Bank, noninterest revenue on an operating basis includes in trading revenue net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: trading revenue, which includes the mark-to-market gains or losses on trading positions; and net interest income, which includes the interest income or expense related to those positions. Combining both the trading revenue and related net interest income enables management to evaluate the Investment Bank’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors.
In the case of Card Services, operating, or managed, basis excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio.
Commencing with the first quarter of 2005, operating revenue (noninterest revenue and net interest income) for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. The Corporate sector’s and the Firm’s operating revenue and income tax expense for the periods prior to the first quarter of 2005 have been restated to be similarly presented on a tax-equivalent basis. This restatement had no impact on the Corporate sector’s or the Firm’s operating earnings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS SUMMARY (in millions)
JPMorgan Chase prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” This presentation provides the reader with an understanding of the Firm’s results that can be consistently tracked from year to year and enables comparisons to the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines of business’ results on an “operating basis,” which is a non-GAAP financial measure. The financial information that is presented on the following pages is presented on an operating basis; for additional information, see the previous page for a more detailed definition of operating basis and the Appendix.

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (b)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (a)	2004	2004
TOTAL NET REVENUE
Total Net Revenue — Reported	$13,678	$14,465	$12,743	$13,647	$12,950	(5)%	6%	$54,533	$43,097	$52,541	4%
Impact of:
Credit Card Securitizations	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)
Accounting Policy Conformity Adjustments	—	—	—	—	—	NM	NM	—	118	118	NM
Tax Equivalent Adjustments	215	222	227	176	188	(3)	14	840	323	480	75

Total Net Revenue — Operating	$14,955	$15,554	$13,900	$14,740	$14,149	(4)	6	$59,149	$46,436	$57,760	2

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$1,224	$1,245	$587	$427	$1,157	(2)	6	$3,483	$2,544	$2,727	28
Impact of:
Credit Card Securitizations	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)
Accounting Policy Conformity Adjustments	—	—	—	—	(525)	NM	NM	—	(858)	(858)	NM

Provision for Credit Losses — Operating	$2,286	$2,112	$1,517	$1,344	$1,643	8	39	$7,259	$4,584	$6,490	12

TOTAL NONINTEREST EXPENSE
Total Noninterest Expense — Reported	$8,535	$9,464	$10,899	$9,937	$9,386	(10)	(9)	$38,835	$34,359	$40,504	(4)
Impact of:
Merger Costs	(77)	(221)	(279)	(145)	(523)	65	85	(722)	(1,365)	(1,365)	47
Litigation Reserve Charges	208	—	(1,872)	(900)	—	NM	NM	(2,564)	(3,700)	(3,700)	31

Total Noninterest Expense — Operating	$8,666	$9,243	$8,748	$8,892	$8,863	(6)	(2)	$35,549	$29,294	$35,439	—

INCOME TAX EXPENSE
Income Tax Expense — Reported	$1,221	$1,229	$263	$1,019	$741	(1)	65	$3,732	$1,728	$2,766	35
Impact of:
Merger Costs	29	84	106	55	199	(65)	(85)	274	519	519	(47)
Litigation Reserve Charges	(79)	—	711	342	—	NM	NM	974	1,406	1,406	(31)
Accounting Policy Conformity Adjustments	—	—	—	—	199	NM	NM	—	371	371	NM
Tax Equivalent Adjustments	215	222	227	176	188	(3)	14	840	323	480	75

Income Tax Expense — Operating	$1,386	$1,535	$1,307	$1,592	$1,327	(10)	4	$5,820	$4,347	$5,542	5

NET INCOME
Net Income — Reported	$2,698	$2,527	$994	$2,264	$1,666	7	62	$8,483	$4,466	$6,544	30
Impact of:
Merger Costs	48	137	173	90	324	(65)	(85)	448	846	846	(47)
Litigation Reserve Charges	(129)	—	1,161	558	—	NM	NM	1,590	2,294	2,294	(31)
Accounting Policy Conformity Adjustments	—	—	—	—	326	NM	NM	—	605	605	NM

Net Income — Operating	$2,617	$2,664	$2,328	$2,912	$2,316	(2)	13	$10,521	$8,211	$10,289	2

(a)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(b)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (c)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (b)	2004	2004
REVENUE
Investment Banking Fees	$1,145	$989	$961	$993	$1,073	16%	7%	$4,088	$3,537	$3,635	12%
Trading-Related Revenue (Including Trading NII)	851	2,396	585	2,187	1,122	(64)	(24)	6,019	5,562	5,714	5
Lending & Deposit Related Fees	853	865	851	820	903	(1)	(6)	3,389	2,672	3,744	(9)
Asset Management, Administration and Commissions	2,723	2,628	2,541	2,498	2,330	4	17	10,390	8,165	9,177	13
Securities / Private Equity Gains (Losses)	(232)	343	407	(45)	569	NM	NM	473	1,874	1,972	(76)
Mortgage Fees and Related Income	155	201	336	362	85	(23)	82	1,054	806	827	27
Credit Card Income	960	1,122	1,035	919	1,036	(14)	(7)	4,036	2,573	3,752	8
Other Income	1,922	388	639	316	407	395	372	3,265	1,179	1,814	80

Noninterest Revenue	8,377	8,932	7,355	8,050	7,525	(6)	11	32,714	26,368	30,635	7

Interest Income	14,744	13,848	13,054	12,592	11,233	6	31	54,238	34,166	43,272	25
Interest Expense	8,166	7,226	6,509	5,902	4,609	13	77	27,803	14,098	16,147	72

Net Interest Income	6,578	6,622	6,545	6,690	6,624	(1)	(1)	26,435	20,068	27,125	(3)

TOTAL NET REVENUE	14,955	15,554	13,900	14,740	14,149	(4)	6	59,149	46,436	57,760	2

Managed Provision for Credit Losses (a)	2,286	2,112	1,517	1,344	1,643	8	39	7,259	4,584	6,490	12
NONINTEREST EXPENSE
Compensation Expense	4,286	5,001	4,266	4,702	4,211	(14)	2	18,255	14,506	17,055	7
Occupancy Expense	645	549	580	525	609	17	6	2,299	2,084	2,403	(4)
Technology and Communications Expense	909	899	896	920	1,051	1	(14)	3,624	3,702	4,046	(10)
Professional & Outside Services	1,002	1,018	1,130	1,074	1,191	(2)	(16)	4,224	3,862	4,597	(8)
Marketing	385	512	537	483	428	(25)	(10)	1,917	1,335	1,944	(1)
Other Expense	1,064	882	954	805	981	21	8	3,705	2,859	3,823	(3)
Amortization of Intangibles	375	382	385	383	392	(2)	(4)	1,525	946	1,571	(3)

TOTAL NONINTEREST EXPENSE	8,666	9,243	8,748	8,892	8,863	(6)	(2)	35,549	29,294	35,439	—

Operating Earnings before Income Tax Expense	4,003	4,199	3,635	4,504	3,643	(5)	10	16,341	12,558	15,831	3
Income Tax Expense	1,386	1,535	1,307	1,592	1,327	(10)	4	5,820	4,347	5,542	5

OPERATING EARNINGS	$2,617	$2,664	$2,328	$2,912	$2,316	(2)	13	$10,521	$8,211	$10,289	2

Operating Earnings Per Common Share
Diluted EPS	$0.73	$0.75	$0.66	$0.81	$0.64	(3)	14	$2.95	$2.86	$2.85	4
Operating Financial Ratios
ROE	10%	10%	9%	11%	9%			10%	11%	10%
ROE-GW	17	17	15	19	15			17	16	17
ROA	0.82	0.84	0.75	0.96	0.75			0.84	0.81	0.85
Effective Income Tax Rate	35	37	36	35	36			36	35	35
Overhead Ratio	58	59	63	60	63			60	63	61
RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME PER SHARE — DILUTED
Operating Earnings	$0.73	$0.75	$0.66	$0.81	$0.64	(3)	14	$2.95	$2.86	$2.85	4
Reconciling Items (Net of Taxes):
Merger Costs	(0.01)	(0.04)	(0.05)	(0.03)	(0.09)	75	89	(0.13)	(0.30)	(0.24)	46
Litigation Reserve Charge	0.04	—	(0.33)	(0.15)	—	NM	NM	(0.44)	(0.80)	(0.63)	30
Accounting Policy Conformity	—	—	—	—	(0.09)	NM	NM	—	(0.21)	(0.17)	NM

Net Income	$0.76	$0.71	$0.28	$0.63	$0.46	7	65	$2.38	$1.55	$1.81	31

(a)
Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(c)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (d)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (c)	2004	2004
REVENUE
Investment Bank	$3,187	$4,461	$2,750	$4,180	$3,201	(29)%	—%	$14,578	$12,605	$13,506	8%
Retail Financial Services	3,594	3,590	3,799	3,847	3,545	—	1	14,830	10,791	15,076	(2)
Card Services	3,721	3,980	3,886	3,779	3,830	(7)	(3)	15,366	10,745	15,001	2
Commercial Banking	937	909	900	850	885	3	6	3,596	2,374	3,417	5
Treasury & Securities Services	1,615	1,556	1,588	1,482	1,413	4	14	6,241	4,857	5,400	16
Asset & Wealth Management	1,511	1,449	1,343	1,361	1,310	4	15	5,664	4,179	4,901	16
Corporate	390	(391)	(366)	(759)	(35)	NM	NM	(1,126)	885	459	NM

TOTAL NET REVENUE	$14,955	$15,554	$13,900	$14,740	$14,149	(4)	6	$59,149	$46,436	$57,760	2

OPERATING EARNINGS
Investment Bank	$664	$1,063	$606	$1,325	$660	(38)	1	$3,658	$2,948	$3,654	—
Retail Financial Services	803	656	980	988	775	22	4	3,427	2,199	3,279	5
Card Services	302	541	542	522	515	(44)	(41)	1,907	1,274	1,681	13
Commercial Banking	289	301	174	243	254	(4)	14	1,007	608	992	2
Treasury & Securities Services	300	263	229	245	145	14	107	1,037	440	437	137
Asset & Wealth Management	342	315	283	276	263	9	30	1,216	681	879	38
Corporate	(83)	(475)	(486)	(687)	(296)	83	72	(1,731)	61	(633)	(173)

TOTAL OPERATING EARNINGS	$2,617	$2,664	$2,328	$2,912	$2,316	(2)	13	$10,521	$8,211	$10,289	2

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000	—	—	$20,000	$17,290	$20,000	—
Retail Financial Services	13,700	13,475	13,250	13,100	13,050	2	5	13,383	9,092	13,050	3
Card Services	11,800	11,800	11,800	11,800	11,800	—	—	11,800	7,608	11,800	—
Commercial Banking	3,400	3,400	3,400	3,400	3,400	—	—	3,400	2,093	3,400	—
Treasury & Securities Services	1,900	1,900	1,900	1,900	1,900	—	—	1,900	2,544	1,900	—
Asset & Wealth Management	2,400	2,400	2,400	2,400	2,400	—	—	2,400	3,902	2,400	—
Corporate (b)	52,725	52,506	52,519	52,745	52,324	—	1	52,624	33,112	52,150	1

TOTAL AVERAGE EQUITY	$105,925	$105,481	$105,269	$105,345	$104,874	—	1	$105,507	$75,641	$104,700	1

RETURN ON EQUITY (a)
Investment Bank	13%	21%	12%	27%	13%			18%	17%	18%
Retail Financial Services	23	19	30	31	24			26	24	25
Card Services	10	18	18	18	17			16	17	14
Commercial Banking	34	35	21	29	30			30	29	29
Treasury & Securities Services	63	55	48	52	30			55	17	23
Asset & Wealth Management	57	52	47	47	44			51	17	37
JPMC ROE	10	10	9	11	9			10	11	10
JPMC ROE-GW	17	17	15	19	15			17	16	17

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(c)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (f)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (e)	2004	2004

INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$341	$300	$359	$263	$250	14%	36%	$1,263	$938	$939	35%
Equity Underwriting	311	210	104	239	213	48	46	864	781	785	10
Debt Underwriting	509	475	502	483	617	7	(18)	1,969	1,853	1,947	1

Total Investment Banking Fees	1,161	985	965	985	1,080	18	8	4,096	3,572	3,671	12

Trading-Related Revenue:
Fixed Income and Other	735	2,083	940	1,915	1,173	(65)	(37)	5,673	5,008	5,131	11
Equities	76	329	(280)	225	(42)	(77)	NM	350	427	423	(17)
Credit Portfolio	80	23	(46)	59	(44)	248	NM	116	6	30	287

Total Trading-Related Revenue (a)	891	2,435	614	2,199	1,087	(63)	(18)	6,139	5,441	5,584	10

Lending & Deposit Related Fees	143	148	146	157	176	(3)	(19)	594	539	658	(10)
Asset Management, Administration and Commissions	458	445	413	408	346	3	32	1,724	1,400	1,421	21
Other Income	124	94	270	127	178	32	(30)	615	328	502	23

Noninterest Revenue	2,777	4,107	2,408	3,876	2,867	(32)	(3)	13,168	11,280	11,836	11
Net Interest Income (a)	410	354	342	304	334	16	23	1,410	1,325	1,670	(16)

TOTAL NET REVENUE (b)	3,187	4,461	2,750	4,180	3,201	(29)	—	14,578	12,605	13,506	8

Provision for Credit Losses	(83)	(46)	(343)	(366)	(173)	(80)	52	(838)	(640)	(942)	11
Credit Reimbursement from TSS (c)	40	38	38	38	43	5	(7)	154	90	172	(10)

NONINTEREST EXPENSE
Compensation Expense	1,094	1,883	1,192	1,616	1,389	(42)	(21)	5,785	4,893	5,113	13
Noncompensation Expense	1,067	992	986	909	1,001	8	7	3,954	3,803	3,804	4

TOTAL NONINTEREST EXPENSE	2,161	2,875	2,178	2,525	2,390	(25)	(10)	9,739	8,696	8,917	9

Operating Earnings Before Income Tax Expense	1,149	1,670	953	2,059	1,027	(31)	12	5,831	4,639	5,703	2
Income Tax Expense	485	607	347	734	367	(20)	32	2,173	1,691	2,049	6

OPERATING EARNINGS	$664	$1,063	$606	$1,325	$660	(38)	1	$3,658	$2,948	$3,654	—

FINANCIAL RATIOS
ROE	13%	21%	12%	27%	13%			18%	17%	18%
ROA	0.43	0.68	0.41	0.95	0.49			0.61	0.62	0.72
Overhead Ratio	68	64	79	60	75			67	69	66
Compensation Expense as a % of Total Net Revenue	34	42	43	39	43			40	39	38
REVENUE BY BUSINESS (d)
Investment Banking Fees	$1,161	$985	$965	$985	$1,080	18	8	$4,096	$3,572	$3,671	12
Fixed Income Markets	1,104	2,431	1,418	2,289	1,530	(55)	(28)	7,242	6,314	6,790	7
Equities Markets	458	713	72	556	243	(36)	88	1,799	1,491	1,566	15
Credit Portfolio	464	332	295	350	348	40	33	1,441	1,228	1,479	(3)

Total Net Revenue	$3,187	$4,461	$2,750	$4,180	$3,201	(29)	—	$14,578	$12,605	$13,506	8

REVENUE BY REGION
Americas	$1,476	$2,690	$1,833	$2,224	$1,829	(45)	(19)	$8,223	$6,870	$7,732	6
Europe/Middle East/Africa	1,266	1,272	554	1,535	1,013	—	25	4,627	4,082	4,103	13
Asia/Pacific	445	499	363	421	359	(11)	24	1,728	1,653	1,671	3

Total Net Revenue	$3,187	$4,461	$2,750	$4,180	$3,201	(29)	—	$14,578	$12,605	$13,506	8

(a)
Trading revenue, on a reported basis, excludes the impact of Net interest income related to the IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of the IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $(262) million, $(101) million, $207 million, $324 million and $511 million, during the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005, and December 31, 2004, and $168 million for the full year 2005 and $1.9 billion for both full year 2004 and Pro forma full year 2004, respectively.

(b)
Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bonds and income tax credits related to affordable housing investments, of $191 million, $200 million, $206 million, $155 million and $167 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005, and December 31, 2004, respectively. The full year tax-equivalent adjustments were $752 million and $274 million for 2005 and 2004, respectively. The full year 2004 Pro forma tax-equivalent adjustment was $391 million.

(c)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(d)	See account details of Fixed Income Markets, Equities Markets and Credit Portfolio in the Composition of Revenues tables on page 12.
(e)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(f)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (j)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (i)	2004	2004

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$616,678	$615,888	$592,383	$566,778	$533,898	—%	16%	$598,118	$473,121	$507,584	18%
Trading Assets — Debt and Equity Instruments	232,032	234,722	232,980	225,367	219,466	(1)	6	231,303	173,086	177,028	31
Trading Assets — Derivative Receivables	48,741	52,399	56,436	63,574	65,417	(7)	(25)	55,239	58,735	60,935	(9)
Loans:
Loans Held until Maturity (a)	46,740	45,291	39,801	39,794	40,854	3	14	42,918	36,494	41,804	3
Loans Held-for-Sale (b)	15,581	13,045	11,601	7,674	6,820	19	128	12,014	6,124	6,124	96

Total Loans	62,321	58,336	51,402	47,468	47,674	7	31	54,932	42,618	47,928	15
Adjusted Assets (c)	459,532	462,056	453,895	445,840	432,085	(1)	6	455,277	393,646	407,353	12
Equity (d)	20,000	20,000	20,000	20,000	20,000	—	—	20,000	17,290	20,000	—
Headcount	19,769	19,526	19,269	17,993	17,478	1	13	19,769	17,478	17,478	13

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(5)	$(69)	$(47)	$(5)	$14	93	NM	$(126)	$47	$25	NM
Nonperforming Assets:
- Nonperforming Loans (e)	594	702	711	814	954	(15)	(38)	594	954	954	(38)
- Other Nonperforming Assets	51	232	235	242	242	(78)	(79)	51	242	242	(79)
Allowance for Loan Losses	907	1,002	971	1,191	1,547	(9)	(41)	907	1,547	1,547	(41)
Allowance for Lending-Related Commitments	226	211	225	296	305	7	(26)	226	305	305	(26)
Net Charge-off (Recovery) Rate (b)	(0.04)%	(0.60)%	(0.47)%	(0.05)%	0.14%			(0.29)%	0.13%	0.06%
Allowance for Loan Losses to Average Loans (b)	1.94	2.21	2.44	2.99	3.79			2.11	4.24	3.70
Allowance for Loan Losses to Nonperforming Loans (e)	187	168	137	147	163			187	163	163
Nonperforming Loans to Average Loans	0.95	1.20	1.38	1.71	2.00			1.08	2.24	1.99

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (f) (g)
Trading Activities:
Fixed Income(f)	$69	$57	$82	$57	$68	21	1	$67	$74	NA	NM
Foreign Exchange	23	24	21	23	18	(4)	28	23	17	NA	NM
Equities	30	41	45	18	20	(27)	50	34	28	NA	NM
Commodities and Other	35	24	15	10	9	46	289	21	9	NA	NM
Diversification	(64)	(62)	(61)	(43)	(42)	(3)	(52)	(59)	(43)	NA	NM

Total Trading VAR	93	84	102	65	73	11	27	86	85	NA	NM
Credit Portfolio VAR(g)	15	15	13	13	13	—	15	14	14	NA	NM
Diversification	(13)	(13)	(13)	(8)	(7)	—	(86)	(12)	(9)	NA	NM

Total Trading and Credit Portfolio VAR	$95	$86	$102	$70	$79	10	20	$88	$90	NA	NM

	Full Year	Full Year
	2005	2004
MARKET SHARES AND RANKINGS (h)

Global Debt, Equity and Equity-Related	6%/#4	7%/#3
Global Syndicated Loans	16%/#1	19%/#1
Global Long-Term Debt	6%/#4	7%/#2
Global Equity and Equity-Related	7%/#6	6%/#6
Global Announced M&A	24%/#3	24%/#3
U.S. Debt, Equity and Equity-Related	8%/#4	8%/#5
U.S. Syndicated Loans	28%/#1	32%/#1
U.S. Long-Term Debt	11%/#2	12%/#2
U.S. Equity and Equity-Related	9%/#5	8%/#6
U.S. Announced M&A	24%/#3	31%/#2
(a)
Loans held until maturity include Credit Portfolio, Conduit loans, Principal Investment Management leverage leases, Proprietary Positioning loans, bridge loans for underwriting and other accrual loans.

(b)
Loans held-for-sale, which include warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses as well as other held for sale loans, are excluded from total loans for the allowance coverage ratio and net charge-off rate.

(c)
Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)
Equity includes $15.8 billion, $15.2 billion, $15.1 billion, $13.8 billion and $15.0 billion of economic risk capital assigned to the IB for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, and $15.0 billion for the full year 2005 and $15.6 billion for both full year 2004 and Pro forma full year 2004, respectively.

(e)
Nonperforming loans include loans held-for-sale of $109 million, $106 million, $2 million, $2 million and $2 million at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes all mark-to-market trading activities, plus available-for-sale securities held for proprietary purposes.
(g)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market hedges of the accrual loan portfolio, which are all reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

(h)
Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings for the year ended December 31, 2004 are presented on a combined basis, as if the merger of JPMorgan Chase and Bank One had been in effect during the period.

(i)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(j)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	FOURTH QUARTER 2005
COMPOSITION OF REVENUES	Investment Banking Fees	Trading- Related Revenue	Lending & Deposit Related Fees	Asset Management, Administration and Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$1,161	$—	$—	$—	$—	$—	$1,161
Fixed Income Markets	—	735	62	53	29	225	1,104
Equities Markets	—	76	—	395	(33)	20	458
Credit Portfolio	—	80	81	10	128	165	464

Total Net Revenue	$1,161	$891	$143	$458	$124	$410	$3,187

	FOURTH QUARTER 2004
	Investment Banking Fees	Trading- Related Revenue	Lending & Deposit Related Fees	Asset Management, Administration and Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$1,080	$—	$—	$—	$—	$—	$1,080
Fixed Income Markets	—	1,173	68	65	89	135	1,530
Equities Markets	—	(42)	—	267	(15)	33	243
Credit Portfolio	—	(44)	108	14	104	166	348

Total Net Revenue	$1,080	$1,087	$176	$346	$178	$334	$3,201

	FULL YEAR 2005
	Investment Banking Fees	Trading- Related Revenue	Lending & Deposit Related Fees	Asset Management, Administration and Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$4,096	$—	$—	$—	$—	$—	$4,096
Fixed Income Markets	—	5,673	251	219	365	734	7,242
Equities Markets	—	350	—	1,462	(88)	75	1,799
Credit Portfolio	—	116	343	43	338	601	1,441

Total Net Revenue	$4,096	$6,139	$594	$1,724	$615	$1,410	$14,578

	FULL YEAR 2004 (a)
	Investment Banking Fees	Trading- Related Revenue	Lending & Deposit Related Fees	Asset Management, Administration and Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$3,572	$—	$—	$—	$—	$—	$3,572
Fixed Income Markets	—	5,008	191	287	304	524	6,314
Equities Markets	—	427	—	1,076	(95)	83	1,491
Credit Portfolio	—	6	348	37	119	718	1,228

Total Net Revenue	$3,572	$5,441	$539	$1,400	$328	$1,325	$12,605

	PROFORMA FULL YEAR 2004 (b)
	Investment Banking Fees	Trading- Related Revenue	Lending & Deposit Related Fees	Asset Management, Administration and Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$3,671	$—	$—	$—	$—	$—	$3,671
Fixed Income Markets	—	5,131	266	260	419	714	6,790
Equities Markets	—	423	—	1,123	(79)	99	1,566
Credit Portfolio	—	30	392	38	162	857	1,479

Total Net Revenue	$3,671	$5,584	$658	$1,421	$502	$1,670	$13,506

(a)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(b)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (i)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (h)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$374	$380	$358	$340	$373	(2)%	—%	$1,452	$1,013	$1,501	(3)%
Asset Management, Administration and Commissions	365	370	369	394	368	(1)	(1)	1,498	1,020	1,520	(1)
Securities / Private Equity Gains (Losses)	(1)	—	—	10	(89)	NM	99	9	(83)	(83)	NM
Mortgage Fees and Related Income	183	212	341	368	117	(14)	56	1,104	866	905	22
Credit Card Income	118	109	105	94	97	8	22	426	230	350	22
Other Income	73	7	68	(12)	27	NM	170	136	31	114	19

Noninterest Revenue	1,112	1,078	1,241	1,194	893	3	25	4,625	3,077	4,307	7
Net Interest Income	2,482	2,512	2,558	2,653	2,652	(1)	(6)	10,205	7,714	10,591	(4)

TOTAL NET REVENUE	3,594	3,590	3,799	3,847	3,545	—	1	14,830	10,791	14,898	—

Provision for Credit Losses (a)	158	378	94	94	78	(58)	103	724	449	689	5

NONINTEREST EXPENSE
Compensation Expense	853	842	820	822	807	1	6	3,337	2,621	3,399	(2)
Noncompensation Expense	1,163	1,189	1,181	1,215	1,276	(2)	(9)	4,748	3,937	5,172	(8)
Amortization of Intangibles	125	125	125	125	132	—	(5)	500	267	531	(6)

TOTAL NONINTEREST EXPENSE	2,141	2,156	2,126	2,162	2,215	(1)	(3)	8,585	6,825	9,102	(6)

Operating Earnings Before Income Tax Expense and Non-Core Portfolio Actions	1,295	1,056	1,579	1,591	1,252	23	3	5,521	3,517	5,107	8
Income Tax Expense	492	400	599	603	477	23	3	2,094	1,318	1,927	9

Operating Earnings before Non-Core Portfolio Actions	803	656	980	988	775	22	4	3,427	2,199	3,180	8

Non-Core Portfolio Actions: (b)
Impacts to:
Other Income	—	—	—	—	—	NM	NM	—	—	178	NM
Provision for Credit Losses	—	—	—	—	—	NM	NM	—	—	18	NM

Total Non-Core Portfolio Actions	—	—	—	—	—	NM	NM	—	—	160	NM
Income Tax Expense	—	—	—	—	—	NM	NM	—	—	61	NM

Operating Earnings from Non-Core Portfolio Actions	—	—	—	—	—	NM	NM	—	—	99	NM

OPERATING EARNINGS	$803	$656	$980	$988	$775	22	4	$3,427	$2,199	$3,279	5

FINANCIAL RATIOS
ROE	23%	19%	30%	31%	24%			26%	24%	25%
ROA	1.40	1.14	1.74	1.78	1.35			1.51	1.18	1.45
Overhead Ratio	60	60	56	56	62			58	63	60
SELECTED BALANCE SHEETS (Ending)
Total Assets	$224,801	$230,698	$223,391	$224,562	$226,560	(3)	(1)	$224,801	$226,560	$226,560	(1)
Loans (c)	197,299	200,434	197,927	199,215	202,473	(2)	(3)	197,299	202,473	202,473	(3)
Core Deposits (d)	161,666	160,592	159,702	162,241	156,885	1	3	161,666	156,885	156,885	3
Total Deposits	191,415	187,621	185,558	187,225	182,372	2	5	191,415	182,372	182,372	5
SELECTED BALANCE SHEETS (Average)
Total Assets	$226,866	$227,875	$225,574	$225,120	$228,647	—	(1)	$226,368	$185,928	$225,758	—
Loans (e)	197,359	199,057	197,707	198,494	202,419	(1)	(2)	198,153	162,768	196,750	1
Core Deposits (d)	160,903	160,914	161,044	159,682	159,015	—	1	160,641	120,758	157,915	2
Total Deposits	189,113	187,216	186,523	184,336	183,105	1	3	186,811	137,404	183,216	2
Equity	13,700	13,475	13,250	13,100	13,050	2	5	13,383	9,092	13,050	3
Headcount	60,998	60,375	59,631	59,322	59,632	1	2	60,998	59,632	59,632	2

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (f)	$162	$144	$114	$152	$606	13	(73)	$572	$990	$1,237	(54)
Nonperforming Loans (g)	1,338	1,203	1,132	1,150	1,161	11	15	1,338	1,161	1,161	15
Nonperforming Assets	1,518	1,387	1,319	1,351	1,385	9	10	1,518	1,385	1,385	10
Allowance for Loan Losses	1,363	1,375	1,135	1,168	1,228	(1)	11	1,363	1,228	1,228	11
Net Charge-off Rate (e)	0.36%	0.31%	0.25%	0.34%	1.28%			0.31%	0.67%	0.69%
Allowance for Loan Losses to Ending Loans (c)	0.75	0.75	0.61	0.64	0.67			0.75	0.67	0.67
Allowance for Loan Losses to Nonperforming Loans (g)	104	115	103	104	107			104	107	107
Nonperforming Loans to Total Loans	0.68	0.60	0.57	0.58	0.57			0.68	0.57	0.57

(a)
Third quarter 2005 includes a $250 million special provision related to Hurricane Katrina allocated as follows: $140 million in Consumer Real Estate Lending, $90 million in Consumer & Small Business Banking and $20 million in Auto & Education Finance.

(b)	Includes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio.
(c)
Includes loans held-for-sale of $16,598 million, $17,695 million, $13,112 million, $16,532 million and $18,022 million at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.
These amounts are not included in the allowance coverage ratios.

(d)	Includes demand and savings deposits.
(e)
Average loans include loans held-for-sale of $16,505 million, $15,707 million, $14,620 million, $15,861 million and $13,534 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. The full year average loans held-for-sale were $15,675 million and $14,736 million for 2005 and 2004, respectively. Full year 2004 Pro forma average loans held-for-sale was $17,231 million. These amounts are not included in the net charge-off rate.

(f)	Fourth quarter 2004 includes $406 million of charge-offs related to the manufactured home loan portfolio.
(g)
Nonperforming loans include loans held-for-sale of $27 million, $10 million, $26 million, $31 million and $13 million at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.
These amounts are not included in the allowance coverage ratios.

(h)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(i)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (g)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (f)	2004	2004
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$115	$214	$135	$228	$196	(46)%	(41)%	$692	$728	$795	(13)%
Servicing:
Mortgage Servicing Revenue, Net of Amortization	186	161	142	146	169	16	10	635	651	632	—
MSR Risk Management Results	49	(38)	166	106	(187)	NM	NM	283	113	114	148

Total Net Revenue	350	337	443	480	178	4	97	1,610	1,492	1,541	4
Noninterest Expense	254	231	229	229	266	10	(5)	943	1,115	1,141	(17)
Operating Earnings (Loss)	61	67	136	158	(56)	(9)	NM	422	240	253	67

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$600	$684	$707	$713	$725	(12)	(17)	$2,704	$2,376	$2,906	(7)
Provision for Credit Losses	53	177	38	30	(20)	(70)	NM	298	74	168	77
Noninterest Expense	224	244	234	238	283	(8)	(21)	940	922	1,114	(16)
Operating Earnings	206	168	277	284	295	23	(30)	935	881	1,038	(10)

TOTAL HOME FINANCE
Total Net Revenue	$950	$1,021	$1,150	$1,193	$903	(7)	5	$4,314	$3,868	$4,447	(3)
Provision for Credit Losses	53	177	38	30	(20)	(70)	NM	298	74	168	77
Noninterest Expense	478	475	463	467	549	1	(13)	1,883	2,037	2,255	(16)
Operating Earnings	267	235	413	442	239	14	12	1,357	1,121	1,291	5

Origination Volume by Channel (in billions)
Retail	$19.1	$23.7	$22.8	$18.3	$18.5	(19)	3	$83.9	$74.2	$85.4	(2)
Wholesale	11.9	14.6	13.2	10.7	11.7	(18)	2	50.4	48.5	48.5	4
Correspondent	3.0	5.1	3.6	2.3	4.2	(41)	(29)	14.0	22.8	22.8	(39)
Correspondent Negotiated Transactions	10.0	10.2	7.1	7.2	10.0	(2)	—	34.5	41.5	41.4	(17)

Total	44.0	53.6	46.7	38.5	44.4	(18)	(1)	182.8	187.0	198.1	(8)

Origination Volume by Business (in billions)
Mortgage	$31.9	$39.3	$30.9	$26.6	$32.4	(19)	(2)	$128.7	$144.6	$145.9	(12)
Home Equity	12.1	14.3	15.8	11.9	12.0	(15)	1	54.1	42.4	52.2	4

Total	44.0	53.6	46.7	38.5	44.4	(18)	(1)	182.8	187.0	198.1	(8)

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending) (a)	$467.5	$450.3	$438.1	$435.5	$430.9	4	8	$467.5	$430.9	$430.9	8
MSR Net Carrying Value (Ending)	6.5	6.1	5.0	5.7	5.1	7	27	6.5	5.1	5.1	27
End of Period Loans Owned
Mortgage Loans Held-for-Sale	13.7	13.4	11.2	9.6	14.2	2	(4)	13.7	14.2	14.2	(4)
Mortgage Loans Retained	43.0	46.7	47.4	46.0	42.6	(8)	1	43.0	42.6	42.6	1
Home Equity and Other Loans	76.8	74.3	72.3	68.8	67.9	3	13	76.8	67.9	67.9	13

Total End of Period Loans Owned	133.5	134.4	130.9	124.4	124.7	(1)	7	133.5	124.7	124.7	7
Average Loans Owned
Mortgage Loans Held-for-Sale	13.1	13.5	10.5	11.4	10.1	(3)	30	12.1	12.1	12.3	(2)
Mortgage Loans Retained	46.6	47.6	47.0	44.3	44.6	(2)	4	46.4	40.7	41.5	12
Home Equity and Other Loans	73.0	71.8	69.1	66.5	70.1	2	4	70.2	47.0	64.3	9

Total Average Loans Owned	132.7	132.9	126.6	122.2	124.8	—	6	128.7	99.8	118.1	9
Overhead Ratio	50%	47%	40%	39%	61%			44%	53%	51%

Credit Quality Statistics
30+ Day Delinquency Rate (b)	1.61%	1.31%	1.17%	1.15%	1.27%			1.61%	1.27%	1.27%
Net Charge-offs
Mortgage	$5	$6	$8	$6	$5	(17)	—	$25	$19	$20	25
Home Equity and Other Loans (c)	32	32	30	35	449	—	(93)	129	554	669	(81)

Total Net Charge-offs	37	38	38	41	454	(3)	(92)	154	573	689	(78)
Net Charge-off Rate
Mortgage	0.04%	0.05%	0.07%	0.05%	0.04%			0.05%	0.05%	0.05%
Home Equity and Other Loans	0.17	0.18	0.17	0.21	2.55			0.18	1.18	1.04
Total Net Charge-off Rate (d)	0.12	0.13	0.13	0.15	1.57			0.13	0.65	0.65
Nonperforming Assets (e)	$998	$846	$799	$841	$844	18	18	$998	$844	$844	18

(a)	Includes prime first mortgage loans and subprime loans.

(b)
Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.9 billion, $0.8 billion, $0.7 billion, $0.7 billion and $0.9 billion, for December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. These amounts are excluded as reimbursement is proceeding normally.

(c)	Fourth quarter 2004 includes $406 million of charge-offs related to the manufactured home loan portfolio.

(d)	Excludes mortgage loans held for sale.

(e)
Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.1 billion, $1.0 billion, $1.0 billion, $1.1 billion and $1.5 billion, for December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(g)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (e)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (d)	2004	2004
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Noninterest Revenue	$726	$733	$741	$729	$710	(1)%	2%	$2,929	$1,864	$2,858	2%
Net Interest Income	1,348	1,336	1,364	1,428	1,395	1	(3)	5,476	3,521	5,299	3

Total Net Revenue	2,074	2,069	2,105	2,157	2,105	—	(1)	8,405	5,385	8,157	3
Provision for Credit Losses	34	119	25	36	39	(71)	(13)	214	165	212	1
Noninterest Expense	1,361	1,369	1,362	1,339	1,362	(1)	—	5,431	3,981	5,652	(4)
Operating Earnings	414	356	437	477	430	16	(4)	1,684	760	1,405	20

Business Metrics (in billions)
End-of-Period Balances
Small Business Loans	$12.7	$12.6	$12.5	$12.4	$12.5	1	2	$12.7	$12.5	$12.5	2
Consumer and Other Loans (a)	1.7	1.7	1.8	2.2	2.2	—	(23)	1.7	2.2	2.2	(23)

Total Loans	14.4	14.3	14.3	14.6	14.7	1	(2)	14.4	14.7	14.7	(2)
Core Deposits (b)	152.3	149.0	147.9	150.8	146.3	2	4	152.3	146.3	146.3	4
Total Deposits	181.9	176.0	173.7	175.7	171.8	3	6	181.9	171.8	171.8	6
Average Balances
Small Business Loans	12.6	12.5	12.4	12.4	12.4	1	2	12.4	7.3	12.4	—
Consumer and Other Loans (a)	1.7	1.8	1.9	2.6	2.2	(6)	(23)	2.0	2.1	2.3	(13)

Total Loans	14.3	14.3	14.3	15.0	14.6	—	(2)	14.4	9.4	14.7	(2)
Core Deposits (b)	149.3	148.0	149.3	149.3	147.8	1	1	149.0	109.6	146.7	2
Total Deposits	177.4	174.2	174.8	173.9	171.8	2	3	175.1	126.2	171.8	2

Number of:
Branches	2,641	2,549	2,539	2,517	2,508	92 #	133 #	2,641	2,508	2,508	133 #
ATMs	7,312	7,136	6,961	6,687	6,650	176	662	7,312	6,650	6,650	662
Personal Bankers	7,067	6,719	6,258	5,798	5,750	348	1,317	7,067	5,750	5,750	1,317
Personal Checking Accounts (in thousands) (c)	7,869	7,780	7,592	7,387	7,235	89	634	7,869	7,235	7,235	634
Business Checking Accounts (in thousands) (c)	924	922	912	900	889	2	35	924	889	889	35
Active Online Customers (in thousands)	4,231	4,099	4,053	3,671	3,359	132	872	4,231	3,359	3,359	872
Debit Cards Issued (in thousands)	9,266	9,102	8,834	8,596	8,392	164	874	9,266	8,392	8,392	874
Overhead Ratio	66%	66%	65%	62%	65%			65%	74%	69%

Retail Brokerage Business Metrics
Investment Sales Volume	$2,622	$2,745	$2,907	$2,870	$2,770	(4)%	(5)%	$11,144	$7,324	$10,811	3%
Number of Dedicated Investment Sales Representatives	1,449	1,478	1,422	1,352	1,364	(2)	6	1,449	1,364	1,364	6

Credit Quality Statistics
Net Charge-offs
Small Business	$32	$25	$25	$19	$32	28	—	$101	$77	$105	(4)
Consumer and Other Loans	16	11	4	9	24	45	(33)	40	77	78	(49)

Total Net Charge-Offs	48	36	29	28	56	33	(14)	141	154	183	(23)
Net Charge-off Rate Small Business	1.01%	0.79%	0.81%	0.62%	1.03%			0.81%	1.05%	0.85%
Consumer and Other Loans	3.73	2.42	0.84	1.40	4.34			2.00	3.67	3.39
Total Net Charge-Off Rate	1.33	1.00	0.81	0.76	1.53			0.98	1.64	1.24
Nonperforming Assets	$283	$293	$284	$293	$299	(3)	(5)	$283	$299	$299	(5)

(a)	Primarily community development loans.

(b)	Includes demand and savings deposits.

(c)	Prior period amounts have been restated to reflect inactive accounts that should have been closed during those periods.

(d)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (f)
						4Q05					2005
						Change					Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (e)	2004	2004
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$406	$342	$395	$324	$364	19%	12%	$1,467	$1,145	$1,597	(8)%
Provision for Credit Losses	71	82	31	28	59	(13)	20	212	210	309	(31)
Noninterest Expense	192	184	170	205	166	4	16	751	490	648	16
Operating Earnings	87	47	118	55	84	85	4	307	270	390	(21)

Business Metrics (in billions)
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$44.7	$46.2	$46.2	$52.8	$54.6	(3)	(18)	$44.7	$54.6	$54.6	(18)
Lease Related Assets (a)	5.2	5.8	6.5	7.2	8.0	(10)	(35)	5.2	8.0	8.0	(35)

Total End-of-Period Loans and Lease Related Assets	49.9	52.0	52.7	60.0	62.6	(4)	(20)	49.9	62.6	62.6	(20)
Average Loans and Lease Related Assets
Loans Outstanding (b)	$45.3	$45.9	$49.8	$53.3	$54.2	(1)	(16)	$48.5	$44.3	$53.9	(10)
Lease Related Assets (c)	5.5	6.2	6.9	7.7	8.4	(11)	(35)	6.6	9.0	9.6	(31)

Total Average Loans and Lease Related Assets (b) (c)	50.8	52.1	56.7	61.0	62.6	(2)	(19)	55.1	53.3	63.5	(13)
Overhead Ratio	47%	54%	43%	63%	46%			51%	43%	41%

Credit Quality Statistics
30+ Day Delinquency Rate	1.65%	1.59%	1.46%	1.33%	1.55%			1.65%	1.55%	1.55%
Net Charge-offs
Loans	$72	$66	$45	$74	$85	9	(15)	$257	$219	$310	(17)
Lease Receivables	5	4	2	9	11	25	(55)	20	44	55	(64)

Total Net Charge-offs	77	70	47	83	96	10	(20)	277	263	365	(24)
Net Charge-off Rate
Loans (b)	0.68%	0.60%	0.39%	0.61%	0.67%			0.57%	0.52%	0.61%
Lease Receivables (c)	0.42	0.28	0.12	0.48	0.52			0.32	0.49	0.57
Total Net Charge-off Rate (b) (c)	0.66	0.56	0.36	0.60	0.65			0.54	0.52	0.61
Non performing Assets	$237	$248	$236	$217	$242	(4)	(2)	$237	$242	$242	(2)

INSURANCE
Total Net Revenue	$164	$158	$149	$173	$173	4	(5)	$644	$393	$697	(8)
Noninterest Expense	110	128	131	151	138	(14)	(20)	520	317	547	(5)
Operating Earnings	35	18	12	14	22	94	59	79	48	94	(16)
Memo:
Consolidated Gross Insurance-Related Revenue (d)	413	409	404	416	421	1	(2)	1,642	1,191	1,687	(3)

Business Metrics — Ending Balances
Invested Assets	$7,767	$7,754	$7,641	$7,349	$7,368	—	5	$7,767	$7,368	$7,368	5
Policy Loans	388	391	394	394	397	(1)	(2)	388	397	397	(2)
Insurance Policy and Claims Reserves	7,774	7,672	7,562	7,337	7,279	1	7	7,774	7,279	7,279	7
Term Life Sales — First Year Annualized Premiums	15	15	16	14	13	—	15	60	28	56	7
Term Life Premium Revenues	126	119	122	110	119	6	6	477	234	455	5
Proprietary Annuity Sales	154	151	282	119	35	2	340	706	208	224	215
Number of Policies in Force — Direct/Assumed (in thousands)	2,441	2,195	2,454	2,540	2,611	11	(7)	2,441	2,611	2,611	(7)
Insurance in Force — Direct/Assumed	$282,903	$283,766	$280,176	$280,082	$277,827	—	2	$282,903	$277,827	$277,827	2
Insurance in Force — Retained	87,753	87,764	83,324	83,799	80,691	—	9	87,753	80,691	80,691	9
A.M. Best Rating	A	A	A	A	A			A	A	A

(a)
Includes operating lease related assets of $0.9 billion, $0.7 billion, $0.4 billion and $0.2 billion for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. Balances prior to March 31, 2005 were insignificant.

(b)
Average loans include loans held-for-sale of $3.4 billion, $2.2 billion, $4.1 billion, $4.5 billion and $3.4 billion for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. The full year average loans held-for-sale were $3.5 billion and $2.3 billion for 2005 and 2004, respectively. Full year 2004 Pro forma average loans held-for-sale was $3.2 billion. These are not included in the net charge-off rate.

(c)
Includes operating lease related assets of $0.8 billion, $0.6 billion, $0.3 billion and $0.1 billion for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. The full year average operating lease related assets was $0.4 billion for 2005. Balances prior to March 31, 2005 were insignificant. These are not included in the net charge-off rate.

(d)	Includes revenue reported in the results of other businesses.
(e)	Includes six months of the combined Firm’s results and six months of heritage JP Morgan Chase results.
(f)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (f)
						4Q05					2005
						Change					Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (e)	2004	2004
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$—	$—	$—	$—	NM	NM	$—	$75	$77	NM
Credit Card Income	772	950	868	761	886	(19)	(13)	3,351	2,179	3,171	6%
Other Income	99	60	42	11	31	65	219	212	117	173	23

Noninterest Revenue	871	1,010	910	772	917	(14)	(5)	3,563	2,371	3,421	4
Net Interest Income	2,850	2,970	2,976	3,007	2,913	(4)	(2)	11,803	8,374	11,580	2

TOTAL NET REVENUE	3,721	3,980	3,886	3,779	3,830	(7)	(3)	15,366	10,745	15,001	2

Provision for Credit Losses (a)	2,236	1,833	1,641	1,636	1,735	22	29	7,346	4,851	6,879	7

NONINTEREST EXPENSE
Compensation Expense	221	284	291	285	270	(22)	(18)	1,081	893	1,225	(12)
Noncompensation Expense	614	813	904	839	825	(24)	(26)	3,170	2,485	3,468	(9)
Amortization of Intangibles	182	189	188	189	187	(4)	(3)	748	505	755	(1)

TOTAL NONINTEREST EXPENSE	1,017	1,286	1,383	1,313	1,282	(21)	(21)	4,999	3,883	5,448	(8)

Operating Earnings Before Income Tax Expense	468	861	862	830	813	(46)	(42)	3,021	2,011	2,674	13
Income Tax Expense	166	320	320	308	298	(48)	(44)	1,114	737	993	12

OPERATING EARNINGS	$302	$541	$542	$522	$515	(44)	(41)	$1,907	$1,274	$1,681	13

Memo: Net Securitization Gains (Amortization)	$28	$25	$15	$(12)	$—	12	NM	$56	$(8)	$(2)	NM

FINANCIAL METRICS
ROE	10%	18%	18%	18%	17%			16%	17%	14%
Overhead Ratio	27	32	36	35	33			33	36	36
% of Average Managed Outstandings:
Net Interest Income	8.14	8.55	8.83	9.13	8.79			8.65	9.16	8.99
Provision for Credit Losses	6.39	5.28	4.87	4.97	5.24			5.39	5.31	5.34
Noninterest Revenue	2.49	2.91	2.70	2.34	2.77			2.61	2.59	2.66
Risk Adjusted Margin (b)	4.24	6.18	6.66	6.51	6.32			5.88	6.45	6.30
Noninterest Expense	2.91	3.70	4.10	3.99	3.87			3.67	4.25	4.23
Pre-tax Income	1.34	2.48	2.56	2.52	2.45			2.21	2.20	2.08
Operating Earnings	0.86	1.56	1.61	1.58	1.55			1.40	1.39	1.30

BUSINESS METRICS
Charge Volume (in billions)	$79.6	$76.4	$75.6	$70.3	$75.3	4	6	$301.9	$193.6	$282.7	7
Net Accounts Opened (in thousands)	12,501	3,022	2,789	2,744	2,729	314	358	21,056	7,523	17,764	19
Credit Cards Issued (in thousands)	110,439	98,236	95,465	94,367	94,285	12	17	110,439	94,285	94,285	17
Number of Registered Internet Customers (in millions)	14.6	14.6	12.0	10.9	13.6	—	7	14.6	13.6	13.6	7

Merchant Acquiring Business (c)
Bank Card Volume (in billions)	$153.4	$143.4	$141.2	$125.1	$135.9	7	13	$563.1	$396.2	$488.8	15
Total Transactions (in millions) (d)	4,315	3,921	3,804	3,459	3,658	10	18	15,499	9,049	13,056	19

(a)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.
(b)	Represents Total net revenue less Provision for credit losses.
(c)	Represents 100% of the Chase Paymentech Solutions, LLC joint venture.
(d)	Prior periods have been restated to conform methodologies following the integration of Chase Merchant Services and Paymentech merchant processing businesses.
(e)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(f)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (d)
						4Q05					2005
						Change					Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (c)	2004	2004
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$71,738	$68,479	$68,510	$66,053	$64,575	5%	11%	$71,738	$64,575	$64,575	11%
Securitized Loans	70,527	69,095	68,808	67,328	70,795	2	—	70,527	70,795	70,795	—

Managed Loans	$142,265	$137,574	$137,318	$133,381	$135,370	3	5	$142,265	$135,370	$135,370	5

SELECTED AVERAGE BALANCES
Managed Assets	$144,166	$144,225	$140,741	$138,512	$138,013	—	4	$141,933	$94,741	$135,685	5
Loans:
Loans on Balance Sheets	$69,038	$68,877	$67,131	$64,218	$61,317	—	13	$67,334	$38,842	$45,065	49
Securitized Loans	69,840	68,933	68,075	69,370	70,505	1	(1)	69,055	52,590	69,892	(1)
Seller’s Interest and Accrued Interest Receivable (a)	—	—	—	—	—	NM	NM	—	—	13,882	NM

Managed Loans	$138,878	$137,810	$135,206	$133,588	$131,822	1	5	$136,389	$91,432	$128,839	6

Equity	11,800	11,800	11,800	11,800	11,800	—	—	11,800	7,608	11,800	—

Headcount	18,629	19,463	20,647	20,137	19,598	(4)	(5)	18,629	19,598	19,598	(5)

CREDIT QUALITY STATISTICS
Net Charge-offs	$2,236	$1,633	$1,641	$1,590	$1,735	37	29	$7,100	$4,821	$6,809	4
Net Charge-off Rate	6.39%	4.70%	4.87%	4.83%	5.24%			5.21%	5.27%	5.28%
12 Month Lagged Loss Ratio (b)	6.73	4.97	5.19	5.11	5.49			5.51	NA	5.46

Delinquency ratios
30+ days	2.79%	3.39%	3.34%	3.54%	3.70%			2.79%	3.70%	3.70%
90+ days	1.27	1.55	1.54	1.71	1.72			1.27	1.72	1.72

Allowance for Loan Losses	$3,274	$3,255	$3,055	$3,040	$2,994	1	9	$3,274	$2,994	$2,994	9
Allowance for Loan Losses to Period-end Loans	4.56%	4.75%	4.46%	4.60%	4.64%			4.56%	4.64%	4.64%

(a)	Due to the decertification of seller’s interest effective July 1, 2004, seller’s interest is reported in Loans on the Consolidated balance sheets for all periods subsequent to June 30, 2004.
(b)	For further information on this business metric, see the Form 8-K/A furnished by JPMorgan Chase to the Securities and Exchange Commission on July 20, 2005.
(c)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (e)
						4Q05					2005
						Change					Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (d)	2004	2004
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,214	$1,683	$1,596	$1,576	$1,672	(28)%	(27)%	$6,069	$4,446	$6,265	(3)%
Securitization Adjustments	(442)	(733)	(728)	(815)	(786)	40	44	(2,718)	(2,267)	(3,094)	12

Managed Credit Card Income	$772	$950	$868	$761	$886	(19)	(13)	$3,351	$2,179	$3,171	6

Other Income
Reported Data for the Period	$99	$60	$42	$11	$30	65	230	$212	$203	$259	(18)
Securitization Adjustments	—	—	—	—	1	NM	NM	—	(86)	(86)	NM

Managed Other Income	$99	$60	$42	$11	$31	65	219	$212	$117	$173	23

Net Interest Income
Reported Data for the Period	$1,346	$1,370	$1,318	$1,275	$1,117	(2)	21	$5,309	$3,123	$3,779	40
Securitization Adjustments	1,504	1,600	1,658	1,732	1,796	(6)	(16)	6,494	5,251	7,801	(17)

Managed Net Interest Income	$2,850	$2,970	$2,976	$3,007	$2,913	(4)	(2)	$11,803	$8,374	$11,580	2

Total Net Revenue (b)
Reported Data for the Period	$2,659	$3,113	$2,956	$2,862	$2,819	(15)	(6)	$11,590	$7,847	$10,380	12
Securitization Adjustments	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)

Managed Total Net Revenue	$3,721	$3,980	$3,886	$3,779	$3,830	(7)	(3)	$15,366	$10,745	$15,001	2

Provision for Credit Losses
Reported Data for the Period (c)	$1,174	$966	$711	$719	$724	22	62	$3,570	$1,953	$2,258	58
Securitization Adjustments	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)

Managed Provision for Credit Losses (c)	$2,236	$1,833	$1,641	$1,636	$1,735	22	29	$7,346	$4,851	$6,879	7

BALANCE SHEETS — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$76,207	$77,204	$74,515	$71,003	$69,485	(1)	10	$74,753	$43,657	$66,780	12
Securitization Adjustments	67,959	67,021	66,226	67,509	68,528	1	(1)	67,180	51,084	68,905	(3)

Managed Average Assets	$144,166	$144,225	$140,741	$138,512	$138,013	—	4	$141,933	$94,741	$135,685	5

CREDIT QUALITY STATISTICS
Net Charge-offs
Reported Net Charge-offs Data for the period	$1,174	$766	$711	$673	$724	53	62	$3,324	$1,923	$2,188	52
Securitization Adjustments	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)

Managed Net Charge-offs	$2,236	$1,633	$1,641	$1,590	$1,735	37	29	$7,100	$4,821	$6,809	4

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.
(c)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.
(d)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (e)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (d)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$144	$146	$143	$142	$147	(1)%	(2)%	$575	$441	$639	(10)%
Asset Management, Administration and Commissions	14	16	15	15	12	(13)	17	60	32	45	33
Other Income (a)	96	93	94	68	103	3	(7)	351	209	326	8

Noninterest Revenue	254	255	252	225	262	—	(3)	986	682	1,010	(2)
Net Interest Income	683	654	648	625	623	4	10	2,610	1,692	2,407	8

TOTAL NET REVENUE	937	909	900	850	885	3	6	3,596	2,374	3,417	5

Provision for Credit Losses (b)	(17)	(46)	142	(6)	21	63	NM	73	41	(33)	NM

NONINTEREST EXPENSE

Compensation Expense	173	165	160	163	153	5	13	661	465	654	1
Noncompensation Expense	291	281	296	278	281	4	4	1,146	843	1,127	2
Amortization of Intangibles	16	15	17	17	17	7	(6)	65	35	71	(8)

TOTAL NONINTEREST EXPENSE	480	461	473	458	451	4	6	1,872	1,343	1,852	1

Operating Earnings Before Income Tax Expense	474	494	285	398	413	(4)	15	1,651	990	1,598	3
Income Tax Expense	185	193	111	155	159	(4)	16	644	382	606	6

OPERATING EARNINGS	$289	$301	$174	$243	$254	(4)	14	$1,007	$608	$992	2

MEMO:
Revenue by Product:
Lending	$257	$265	$285	$269	$280	(3)	(8)	$1,076	$764	$1,220	(12)
Treasury Services	617	582	558	542	528	6	17	2,299	1,467	1,988	16
Investment Banking	58	53	62	40	61	9	(5)	213	120	179	19
Other	5	9	(5)	(1)	16	(44)	(69)	8	23	30	(73)

Total Commercial Banking Revenue	$937	$909	$900	$850	$885	3	6	$3,596	$2,374	$3,417	5

Revenue by Business:
Middle Market	$611	$592	$594	$572	$571	3	7	$2,369	$1,499	$2,227	6
Mid-Corporate Banking	147	140	138	123	142	5	4	548	367	513	7
Real Estate	141	143	131	119	133	(1)	6	534	368	510	5
Other	38	34	37	36	39	12	(3)	145	140	167	(13)

Total Commercial Banking Revenue	$937	$909	$900	$850	$885	3	6	$3,596	$2,374	$3,417	5

FINANCIAL RATIOS
ROE	34%	35%	21%	29%	30%			30%	29%	29%
ROA	1.95	2.12	1.25	1.79	1.81			1.78	1.67	1.79
Overhead Ratio	51	51	53	54	51			52	57	54

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$58,897	$56,265	$55,963	$55,080	$55,837	5	5	$56,561	$36,435	$55,338	2
Loans and Leases	54,235	51,756	51,184	49,969	50,469	5	7	51,797	32,417	49,848	4
Liability Balances (c)	76,720	72,699	72,498	71,613	69,360	6	11	73,395	52,824	68,187	8
Equity	3,400	3,400	3,400	3,400	3,400	—	—	3,400	2,093	3,400	—

MEMO:
Loans by Business:
Middle Market	$31,972	$31,362	$31,051	$30,216	$29,997	2	7	$31,156	$17,471	$29,115	7
Mid-Corporate Banking	7,040	6,421	6,239	5,788	6,109	10	15	6,375	4,348	5,999	6
Real Estate	11,600	10,433	10,169	10,345	10,679	11	9	10,639	7,586	11,112	(4)
Other	3,623	3,540	3,725	3,620	3,684	2	(2)	3,627	3,012	3,622	—

Total Commercial Banking Loans	$54,235	$51,756	$51,184	$49,969	$50,469	5	7	$51,797	$32,417	$49,848	4

Headcount	4,456	4,478	4,474	4,495	4,555	—	(2)	4,456	4,555	4,555	(2)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$21	$6	$(3)	$2	$45	250	(53)	$26	$61	$62	(58)
Nonperforming Loans	272	369	434	433	527	(26)	(48)	272	527	527	(48)
Allowance for Loan Losses	1,392	1,423	1,431	1,312	1,322	(2)	5	1,392	1,322	1,322	5
Allowance for Lending-Related Commitments	154	161	196	170	169	(4)	(9)	154	169	169	(9)

Net Charge-off (Recovery) Rate	0.15%	0.05%	(0.02)%	0.02%	0.35%			0.05%	0.19%	0.12%
Allowance for Loan Losses to Average Loans	2.57	2.75	2.80	2.63	2.62			2.69	4.08	2.65
Allowance for Loan Losses to Nonperforming Loans	512	386	330	303	251			512	251	251
Nonperforming Loans to Average Loans	0.50	0.71	0.85	0.87	1.04			0.53	1.63	1.06

(a)	IB-related and commercial card revenues are included in Other Income.

(b)	Third quarter 2005 includes a $35 million special provision related to Hurricane Katrina.

(c)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

(d)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios, headcount data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (n)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (m)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$183	$178	$197	$170	$200	3%	(9)%	$728	$647	$906	(20)%
Asset Management, Administration and Commissions	747	733	736	692	630	2	19	2,908	2,445	2,476	17
Other Income	139	135	145	124	112	3	24	543	382	409	33

Noninterest Revenue	1,069	1,046	1,078	986	942	2	13	4,179	3,474	3,791	10
Net Interest Income	546	510	510	496	471	7	16	2,062	1,383	1,609	28

TOTAL NET REVENUE	1,615	1,556	1,588	1,482	1,413	4	14	6,241	4,857	5,400	16

Provision for Credit Losses	2	(1)	2	(3)	3	NM	(33)	—	7	7	NM
Credit Reimbursement to IB (a)	(40)	(38)	(38)	(38)	(43)	(5)	7	(154)	(90)	(172)	10

NONINTEREST EXPENSE
Compensation Expense	502	533	522	504	471	(6)	7	2,061	1,629	1,879	10
Noncompensation Expense	573	546	642	532	643	5	(11)	2,293	2,391	2,574	(11)
Amortization of Intangibles	29	28	30	29	32	4	(9)	116	93	125	(7)

TOTAL NONINTEREST EXPENSE	1,104	1,107	1,194	1,065	1,146	—	(4)	4,470	4,113	4,578	(2)

Operating Earnings before Income Tax Expense	469	412	354	382	221	14	112	1,617	647	643	151
Income Tax Expense	169	149	125	137	76	13	122	580	207	206	182

OPERATING EARNINGS	$300	$263	$229	$245	$145	14	107	$1,037	$440	$437	137

REVENUE BY BUSINESS
Treasury Services	$674	$648	$682	$618	$642	4	5	$2,622	$1,994	$2,421	8
Investor Services	567	536	544	508	454	6	25	2,155	1,709	1,741	24
Institutional Trust Services	374	372	362	356	317	1	18	1,464	1,154	1,238	18

TOTAL NET REVENUE	$1,615	$1,556	$1,588	$1,482	$1,413	4	14	$6,241	$4,857	$5,400	16

FINANCIAL RATIOS
ROE	63%	55%	48%	52%	30%			55%	17%	23%
Overhead Ratio	68	71	75	72	81			72	85	85
Pre-tax Margin Ratio (b)	29	26	22	26	16			26	13	12

BUSINESS METRICS
Assets under Custody (in billions) (c)	$11,249	$10,991	$10,190	$10,154	$9,300	2	21	$11,249	$9,300	$9,300	21
Corporate Trust Securities under Administration (in billions) (d)	6,818	6,706	6,704	6,745	6,676	2	2	6,818	6,676	6,676	2
Number of:
US$ ACH transactions originated (in millions)	787	753	727	699	693	5	14	2,966	1,994	2,509	18
Total US$ Clearing Volume (in thousands)	24,902	24,906	24,200	21,705	22,590	—	10	95,713	81,162	87,361	10
International Electronic Funds Transfer Volume (in thousands) (e) (f)	29,641	22,723	20,014	17,159	15,743	30	88	89,537	45,654	46,640	92
Wholesale Check Volume (in millions) (f)	903	952	1,023	978	NA	(5)	NM	3,856	NA	NA	NM
Wholesale Cards Issued (in thousands) (g)	13,206	12,810	12,075	11,834	11,787	3	12	13,206	11,787	11,787	12

SELECTED BALANCE SHEETS (Average)
Total Assets	$27,517	$26,798	$26,437	$27,033	$28,538	3	(4)	$26,947	$23,430	$26,316	2
Loans	11,335	10,328	9,956	10,091	9,988	10	13	10,430	7,849	8,564	22
Liability Balances (h)	171,462	166,836	164,036	154,673	147,789	3	16	164,305	125,712	134,981	22
Equity	1,900	1,900	1,900	1,900	1,900	—	—	1,900	2,544	1,900	—

Headcount (i)	24,484	24,176	24,118	23,073	22,612	1	8	24,484	22,612	22,612	8

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (j)	$1,367	$1,306	$1,314	$1,237	$1,238	5	10	$5,224	$3,665	$4,738	10
Treasury & Securities Services Firmwide Revenue (j)	2,308	2,214	2,220	2,101	2,009	4	15	8,843	6,528	7,717	15

Treasury Services Firmwide Overhead Ratio (k)	53%	56%	54%	56%	61%			55%	62%	63%
Treasury & Securities Services Firmwide Overhead Ratio (k)	59	62	66	63	69			62	74	71

Treasury Services Firmwide Liability Balances (l)	$146,266	$140,079	$138,058	$133,770	$130,505	4	12	$139,579	$102,785	$127,272	10
Treasury & Securities Services Firmwide Liability Balances (l)	248,182	239,535	236,534	226,286	217,149	4	14	237,699	178,536	203,168	17

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions)
FOOTNOTES

(a)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)
Pre-tax margin represents Operating Earnings before Income Taxes divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all operating costs are taken into consideration.

(c)
Beginning March 31, 2005, assets under custody (“AUC”) include an estimated $400 billion of Institutional Trust Services (“ITS”) AUC that have not been included previously. At September 30, 2005, an additional estimate of $130 billion of ITS-related AUC were included in the amount. Approximately 5% of total assets under custody were trust related.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.

(e)	International Electronic Funds Transfer includes non-US$ ACH and clearing volume.

(f)	Prior periods have been restated to conform to current period presentation.

(g)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(h)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

(i)	Second quarter 2005 headcount has been restated to reflect the inclusion of international staff of Vastera.
TSS FIRMWIDE METRICS
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.
(j)
Firmwide revenue includes TS revenue recorded in the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management businesses (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which include FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $100 million for the quarter ended December 31, 2005 and $382 million for the full year ended 2005.

(k)
Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(l)
Firmwide liability balances include TS’ liability balances recorded in certain lines of business. Liability balances associated with TS customers who are also customers of the Commercial Banking line of business are not included in TS liability balances.

	QUARTERLY TRENDS							FULL YEAR

										Pro Froma Combined (n)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (m)	2004	2004
Treasury Services Revenue Reported in Commercial Banking	$617	$582	$558	$542	$528	6%	17%	$2,299	$1,467	$1,988	16%
Treasury Services Revenue Reported in Other Lines of Business	76	76	74	77	68	—	12	303	204	329	(8)

(m)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(n)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, headcount and ranking data, and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

										Pro Froma Combined (g)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (f)	2004	2004
INCOME STATEMENT
REVENUE

Asset Management, Administration and Commissions	$1,155	$1,065	$994	$975	$952	8%	21%	$4,189	$3,140	$3,608	16%
Other Income	98	117	75	104	70	(16)	40	394	243	255	55

Noninterest Revenue	1,253	1,182	1,069	1,079	1,022	6	23	4,583	3,383	3,863	19
Net Interest Income	258	267	274	282	288	(3)	(10)	1,081	796	1,038	4

TOTAL NET REVENUE	1,511	1,449	1,343	1,361	1,310	4	15	5,664	4,179	4,901	16

Provision for Credit Losses (a)	(10)	(19)	(20)	(7)	(21)	47	52	(56)	(14)	(16)	(250)

NONINTEREST EXPENSE
Compensation Expense	578	554	509	538	459	4	26	2,179	1,579	1,787	22
Noncompensation Expense	431	397	383	371	436	9	(1)	1,582	1,502	1,662	(5)
Amortization of Intangibles	24	25	25	25	24	(4)	—	99	52	93	6

TOTAL NONINTEREST EXPENSE	1,033	976	917	934	919	6	12	3,860	3,133	3,542	9

Operating Earnings before Income Tax Expense	488	492	446	434	412	(1)	18	1,860	1,060	1,375	35
Income Tax Expense	146	177	163	158	149	(18)	(2)	644	379	496	30

OPERATING EARNINGS	$342	$315	$283	$276	$263	9	30	$1,216	$681	$879	38

REVENUE BY CLIENT SEGMENT
Private Bank	$437	$421	$409	$422	$427	4	2	$1,689	$1,554	$1,592	6
Retail	420	415	363	346	358	1	17	1,544	1,184	1,273	21
Institutional	402	358	313	322	265	12	52	1,395	891	1,030	35
Private Client Services	252	255	258	271	260	(1)	(3)	1,036	550	1,006	3

Total Net Revenue	$1,511	$1,449	$1,343	$1,361	$1,310	4	15	$5,664	$4,179	$4,901	16

FINANCIAL RATIOS
ROE	57%	52%	47%	47%	44%			51%	17%	37%
Overhead Ratio	68	67	68	69	70			68	75	72
Pre-tax Margin Ratio (b)	32	34	33	32	31			33	25	28

BUSINESS METRICS
Number of:
Client Advisors	1,430	1,417	1,409	1,390	1,333	1	7	1,430	1,333	1,333	7
Retirement Planning Services Participants	1,299,000	1,293,000	1,210,000	1,181,000	918,000	—	42	1,299,000	918,000	918,000	42
% of Customer Assets in 4 & 5 Star Funds (c)	46%	44%	50%	48%	48%	5	(4)	46%	48%	48%	(4)

% of AUM in 1st and 2nd Quartiles: (d)
1 Year	69%	62%	75%	71%	66%	11	5	69%	66%	66%	5
3 Years	68%	72%	72%	73%	71%	(6)	(4)	68%	71%	71%	(4)
5 Years	74%	72%	73%	71%	68%	3	9	74%	68%	68%	9

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$42,213	$42,427	$42,001	$39,716	$40,689	(1)	4	$41,599	$37,751	$40,241	3
Loans	26,657	26,850	26,572	26,357	25,966	(1)	3	26,610	21,545	25,115	6
Deposits (e)	44,205	41,453	40,774	42,043	43,415	7	2	42,123	32,431	38,628	9
Equity	2,400	2,400	2,400	2,400	2,400	—	—	2,400	3,902	2,400	—

Headcount	12,127	12,531	12,455	12,378	12,287	(3)	(1)	12,127	12,287	12,287	(1)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$8	$23	$(2)	$(6)	$5	(65)	60	$23	$72	$70	(67)
Nonperforming Loans	104	118	100	78	79	(12)	32	104	79	79	32
Allowance for Loan Losses	132	148	195	214	216	(11)	(39)	132	216	216	(39)
Allowance for Lending Related Commitments	4	6	3	5	5	(33)	(20)	4	5	5	(20)

Net Charge-off (Recovery) Rate	0.12%	0.34%	(0.03)%	(0.09)%	0.08%			0.09%	0.33%	0.28%
Allowance for Loan Losses to Average Loans	0.50	0.55	0.73	0.81	0.83			0.50	1.00	0.86
Allowance for Loan Losses to Nonperforming Loans	127	125	195	274	273			127	273	273
Nonperforming Loans to Average Loans	0.39	0.44	0.38	0.30	0.30			0.39	0.37	0.31

(a)	Third quarter 2005 includes a $3 million special provision related to Hurricane Katrina.
(b)
Pre-tax margin represents Operating Earnings before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.

(c)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(d)	Quartile ranking sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(e)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.
(f)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(g)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Dec 31, 2005
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2005	2005	2005	2005	2004	2005	2004
Assets by Asset Class
Liquidity	$238	$239	$223	$228	$232	—%	3%
Fixed Income	165	166	171	171	171	(1)	(4)
Equities & Balanced	370	351	323	326	326	5	13
Alternatives	74	72	66	65	62	3	19

TOTAL ASSETS UNDER MANAGEMENT	847	828	783	790	791	2	7
Custody / Brokerage / Administration / Deposits	302	325	310	302	315	(7)	(4)

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092	$1,106	—	4

Assets by Client Segment
Institutional	$481	$479	$455	$462	$466	—	3
Private Bank	145	142	135	138	139	2	4
Retail	169	155	141	138	133	9	27
Private Client Services	52	52	52	52	53	—	(2)

TOTAL ASSETS UNDER MANAGEMENT	$847	$828	$783	$790	$791	2	7

Institutional	$484	$483	$458	$467	$487	—	(1)
Private Bank	318	309	300	299	304	3	5
Retail	245	261	238	232	221	(6)	11
Private Client Services	102	100	97	94	94	2	9

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092	$1,106	—	4

Assets by Geographic Region
U.S. / Canada	$562	$548	$527	$550	$554	3	1
International	285	280	256	240	237	2	20

TOTAL ASSETS UNDER MANAGEMENT	$847	$828	$783	$790	$791	2	7

U.S. / Canada	805	815	776	792	815	(1)	(1)
International	344	338	317	300	291	2	18

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092	$1,106	—	4

Mutual Funds Assets by Asset Class
Liquidity	$182	$188	$174	$175	$183	(3)	(1)
Fixed Income	45	39	41	45	41	15	10
Equities, Balanced & Alternatives	150	137	114	106	104	9	44

TOTAL MUTUAL FUND ASSETS	$377	$364	$329	$326	$328	4	15

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					FULL YEAR

								Pro Forma
								Combined (d)
	4Q05	3Q05	2Q05	1Q05	4Q04	2005	2004 (c)	2004
Assets Under Management Rollforward
Beginning Balance	$828	$783	$790	$791	$735	$791	$561	$744
Flows:
Liquidity	—	19	(5)	(6)	16	8	3	(4)
Fixed Income	2	(4)	(2)	4	(2)	—	(8)	(6)
Equities, Balanced & Alternatives	11	4	8	1	6	24	14	14
Acquisitions / Divestitures (a)	—	—	—	—	7	—	183	7
Market / Performance / Other Impacts (b)	6	26	(8)	—	29	24	38	36

TOTAL ASSETS UNDER MANAGEMENT	$847	$828	$783	$790	$791	$847	$791	$791

Assets Under Supervision Rollforward
Beginning Balance	$1,153	$1,093	$1,092	$1,106	$1,003	$1,106	$764	$981
Net Asset Flows	15	28	—	6	32	49	42	38
Acquisitions / Divestitures (a)	(33)	—	—	—	7	(33)	221	7
Market / Performance / Other Impacts (b)	14	32	1	(20)	64	27	79	80

TOTAL ASSETS UNDER SUPERVISION	$1,149	$1,153	$1,093	$1,092	$1,106	$1,149	$1,106	$1,106

(a)
Reflects the Merger with Bank One ($214 billion) in the third quarter of 2004, the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion) and the sale of BrownCo in the fourth quarter of 2005 ($33 billion).

(b)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12 billion).
(c)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (h)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (g)	2004	2004
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$(254)	$274	$310	$(130)	$584	NM%	NM%	$200	$1,786	$1,835	(89)%
Other Income (a)	1,295	(20)	87	48	38	NM	NM	1,410	315	394	258

Noninterest Revenue	1,041	254	397	(82)	622	310	67	1,610	2,101	2,229	(28)
Net Interest Income	(651)	(645)	(763)	(677)	(657)	(1)	1	(2,736)	(1,216)	(1,770)	(55)

TOTAL NET REVENUE	390	(391)	(366)	(759)	(35)	NM	NM	(1,126)	885	459	NM

Provision for Credit Losses (b)	—	13	1	(4)	—	NM	NM	10	(110)	(112)	NM
Noninterest Expense
Compensation Expense	865	740	772	774	662	17	31	3,151	2,426	2,998	5
Noncompensation Expense	1,191	987	1,042	996	1,215	21	(2)	4,216	4,088	4,760	(11)

Subtotal	2,056	1,727	1,814	1,770	1,877	19	10	7,367	6,514	7,758	(5)
Net Expenses Allocated to Other Businesses	(1,326)	(1,345)	(1,337)	(1,335)	(1,417)	1	6	(5,343)	(5,213)	(5,758)	7

TOTAL NONINTEREST EXPENSE	730	382	477	435	460	91	59	2,024	1,301	2,000	1

Operating Earnings before Income Tax Expense	(340)	(786)	(844)	(1,190)	(495)	57	31	(3,160)	(306)	(1,429)	(121)
Income Tax Expense (Benefit)	(257)	(311)	(358)	(503)	(199)	17	(29)	(1,429)	(367)	(796)	(80)

OPERATING EARNINGS (LOSS)	$(83)	$(475)	$(486)	$(687)	$(296)	83	72	$(1,731)	$61	$(633)	(173)

SELECTED AVERAGE BALANCE SHEETS
Short-term Investments (c)	$21,671	$15,538	$16,779	$13,164	$19,252	39	13	$16,808	$14,590	$16,593	1
Investment Portfolio (d)	45,469	47,311	50,751	74,795	72,583	(4)	(37)	54,481	65,985	85,553	(36)
Goodwill (e)	43,535	43,535	43,524	43,306	42,980	—	1	43,475	21,773	42,978	1
Total Assets	156,406	149,589	159,160	178,089	197,794	5	(21)	160,720	162,234	212,871	(24)

Headcount	28,384	28,406	28,114	26,983	24,806	—	14	28,384	24,806	24,806	14

TREASURY
Securities Gains (Losses) (f)	$(547)	$(43)	$6	$(918)	$77	NM	NM	$(1,502)	$347	$358	NM

Investment Portfolio (Average)	$37,814	$39,351	$43,652	$65,646	$63,362	(4)	(40)	$46,520	$57,776	$75,832	(39)

Investment Portfolio (Ending)	$32,253	$42,754	$34,319	$46,943	$64,949	(25)	(50)	$32,253	$64,949	$64,949	(50)

(a)	Includes the gain on the sale of BrownCo in the fourth quarter of 2005.
(b)	Third quarter 2005 includes a $12 million special provision related to Hurricane Katrina.
(c)	Represents Federal funds sold, Securities borrowed, Trading assets — debt and equity instruments and Trading assets — derivative receivables.
(d)	Represents investment securities and private equity investments.
(e)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(f)
Losses in the fourth quarter of 2005 reflect repositioning of the Treasury investment securities portfolio. Losses in the first quarter of 2005 were primarily due to the sale of $20 billion of investment securities during the month of March 2005. Excludes gains/losses on securities used to manage risk associated with MSRs.

(g)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(h)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (b)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (a)	2004	2004
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$351	$430	$555	$633	$442	(18)%	(21)%	$1,969	$1,423	$1,470	34%
Write-ups / (Write-downs)	(74)	(71)	(133)	206	(111)	(4)	33	(72)	(192)	(265)	73
Mark-to-Market Gains (Losses)	(32)	(64)	(153)	(89)	167	50	NM	(338)	164	192	NM

Total Direct Investments	245	295	269	750	498	(17)	(51)	1,559	1,395	1,397	12
Third-Party Fund Investments	44	18	31	39	8	144	450	132	34	69	91

Total Private Equity Gains	289	313	300	789	506	(8)	(43)	1,691	1,429	1,466	15
Other Income	14	10	11	5	16	40	(13)	40	53	49	(18)
Net Interest Income	(52)	(51)	(56)	(50)	(70)	(2)	26	(209)	(271)	(370)	44

Total Net Revenue	251	272	255	744	452	(8)	(44)	1,522	1,211	1,145	33
Total Noninterest Expense	63	53	66	62	79	19	(20)	244	288	309	(21)

Operating Earnings before Income Tax Expense	188	219	189	682	373	(14)	(50)	1,278	923	836	53
Income Tax Expense	67	78	67	245	134	(14)	(50)	457	321	290	58

OPERATING EARNINGS	$121	$141	$122	$437	$239	(14)	(49)	$821	$602	$546	50

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$479	$563	$761	$1,149	$1,170	(15)	(59)
Cost	403	451	580	808	744	(11)	(46)
Quoted Public Value	683	795	1,082	1,713	1,758	(14)	(61)
Privately-Held Direct Securities
Carrying Value	5,028	4,793	5,037	5,490	5,686	5	(12)
Cost	6,463	6,187	6,362	6,689	7,178	4	(10)
Third-Party Fund Investments
Carrying Value	669	561	552	550	641	19	4
Cost	1,003	920	921	934	1,042	9	(4)

Total Private Equity Portfolio — Carrying Value	$6,176	$5,917	$6,350	$7,189	$7,497	4	(18)

Total Private Equity Portfolio — Cost	$7,869	$7,558	$7,863	$8,431	$8,964	4	(12)

(a)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(b)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Dec 31, 2005
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2005	2005	2005	2005	2004	2005	2004
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$112,065	$113,048	$110,096	$101,261	$99,868	(1)%	12%
Loans — Non-U.S.	38,046	38,543	39,492	36,140	35,199	(1)	8

TOTAL WHOLESALE LOANS — REPORTED	150,111	151,591	149,588	137,401	135,067	(1)	11

CONSUMER (b)
Home Finance Home Equity and Other	76,727	74,309	72,346	68,779	67,837	3	13
Mortgage	56,726	60,076	58,594	55,588	56,816	(6)	—

Total Home Finance	133,453	134,385	130,940	124,367	124,653	(1)	7
Auto & Education Finance	49,047	51,309	52,309	59,837	62,712	(4)	(22)
Consumer & Small Business and Other	14,799	14,740	14,678	15,011	15,107	—	(2)
Credit Card Receivables — Reported	71,738	68,479	68,510	66,053	64,575	5	11

TOTAL CONSUMER LOANS — REPORTED	269,037	268,913	266,437	265,268	267,047	—	1
TOTAL LOANS — REPORTED	419,148	420,504	416,025	402,669	402,114	—	4
Credit Card Securitizations	70,527	69,095	68,808	67,328	70,795	2	—

TOTAL LOANS — MANAGED	489,675	489,599	484,833	469,997	472,909	—	4
Derivative Receivables	49,787	54,389	55,015	60,388	65,982	(8)	(25)
Interests in Purchased Receivables (c)	29,740	28,766	27,887	28,484	31,722	3	(6)

TOTAL CREDIT-RELATED ASSETS	569,202	572,754	567,735	558,869	570,613	(1)	—
Wholesale Lending-Related Commitments	323,764	316,984	314,034	316,282	309,399	2	5

TOTAL	$892,966	$889,738	$881,769	$875,151	$880,012	—	1

Memo: Total by Category
Total Wholesale Exposure (d)	$553,402	$551,730	$546,524	$542,555	$542,170	—	2
Total Consumer Managed Loans (e)	339,564	338,008	335,245	332,596	337,842	—	1

Total	$892,966	$889,738	$881,769	$875,151	$880,012	—	1

Risk Profile of Wholesale Credit Exposure:
Investment-Grade (f)	$435,303	$432,459	$423,813	$430,967	$437,480	1	—

Noninvestment-Grade: (f) Noncriticized	95,375	98,380	100,377	99,906	89,968	(3)	6
Criticized Performing (g)	4,222	4,857	4,492	4,798	6,469	(13)	(35)
Criticized Nonperforming (g)	950	1,337	1,502	1,588	1,813	(29)	(48)

Total Noninvestment-Grade	$100,547	$104,574	$106,371	$106,292	$98,250	(4)	2

Held-for-Sale:
Originated Held-for-Sale Wholesale Loans	$17,211	$14,339	$15,962	$4,977	$6,089	20	183
Purchased Held-for-Sale Wholesale Loans (h)	341	358	378	319	351	(5)	(3)

Total Held-for-Sale	$17,552	$14,697	$16,340	$5,296	$6,440	19	173

Total Wholesale Exposure	$553,402	$551,730	$546,524	$542,555	$542,170	—	2

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)	These represent undivided interests in pools of receivables and similar types of assets.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)	Excludes held-for-sale.
(g)
For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million in the first quarter of 2005.

(h)	Represents distressed wholesale loans purchased as part of IB’s proprietary activities.

Note:
The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB– / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Dec 31, 2005
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2005	2005	2005	2005	2004	2005	2004
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$819	$914	$959	$1,005	$1,228	(10)%	(33)%
Loans — Non-U.S.	173	278	292	324	346	(38)	(50)

TOTAL WHOLESALE LOANS-REPORTED (a)	992	1,192	1,251	1,329	1,574	(17)	(37)

CONSUMER LOANS
Home Finance	863	710	662	691	673	22	28
Auto & Education Finance	195	204	190	171	193	(4)	1
Consumer & Small Business and Other	280	289	280	288	295	(3)	(5)
Credit Card Receivables — Reported	13	9	9	8	8	44	63

TOTAL CONSUMER LOANS-REPORTED	1,351	1,212	1,141	1,158	1,169	11	16

TOTAL LOANS REPORTED (a)	2,343	2,404	2,392	2,487	2,743	(3)	(15)
Derivative Receivables	50	231	234	241	241	(78)	(79)
Assets Acquired in Loan Satisfactions	197	204	206	221	247	(3)	(20)

TOTAL NONPERFORMING ASSETS (a)	$2,590	$2,839	$2,832	$2,949	$3,231	(9)	(20)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$341	$358	$378	$319	$351	(5)	(3)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.56%	0.57%	0.57%	0.62%	0.68%

NONPERFORMING ASSETS BY LOB
Investment Bank	$645	$934	$946	$1,056	$1,196	(31)	(46)
Retail Financial Services	1,518	1,387	1,319	1,351	1,385	9	10
Card Services	13	9	9	8	8	44	63
Commercial Banking	288	388	452	452	547	(26)	(47)
Treasury & Securities Services	22	3	6	4	14	NM	57
Asset and Wealth Management	104	118	100	78	81	(12)	28

TOTAL	$2,590	$2,839	$2,832	$2,949	$3,231	(9)	(20)

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of IB’s proprietary activities and are excluded from nonperforming assets.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (d)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (c)	2004	2004
GROSS CHARGE-OFFS

Wholesale Loans	$123	$40	$31	$61	$123	208%	—%	$255	$543	$619	(59)%
Consumer (Excluding Card)	216	193	167	219	658	12	(67)	795	1,143	1,485	(46)
Credit Card Receivables — Reported	1,374	881	811	753	784	56	75	3,819	2,119	2,415	58

Total Loans — Reported	1,713	1,114	1,009	1,033	1,565	54	9	4,869	3,805	4,519	8
Credit Card Securitizations	1,243	999	1,060	1,034	1,126	24	10	4,336	3,232	5,151	(16)

Total Loans — Managed	2,956	2,113	2,069	2,067	2,691	40	10	9,205	7,037	9,670	(5)

RECOVERIES
Wholesale Loans	99	80	83	70	55	24	80	332	357	456	(27)
Consumer (Excluding Card)	54	49	53	67	52	10	4	223	153	248	(10)
Credit Card Receivables — Reported	200	115	100	80	60	74	233	495	196	227	118

Total Loans — Reported	353	244	236	217	167	45	111	1,050	706	931	13
Credit Card Securitizations	181	132	130	117	115	37	57	560	334	530	6

Total Loans — Managed	534	376	366	334	282	42	89	1,610	1,040	1,461	10

NET CHARGE-OFFS

Wholesale Loans	24	(40)	(52)	(9)	68	NM	(65)	(77)	186	163	NM
Consumer (Excluding Card)	162	144	114	152	606	13	(73)	572	990	1,237	(54)
Credit Card Receivables — Reported	1,174	766	711	673	724	53	62	3,324	1,923	2,188	52

Total Loans — Reported	1,360	870	773	816	1,398	56	(3)	3,819	3,099	3,588	6
Credit Card Securitizations	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)

Total Loans — Managed	$2,422	$1,737	$1,703	$1,733	$2,409	39	1	$7,595	$5,997	$8,209	(7)

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	0.07%	(0.12)%	(0.16)%	(0.03)%	0.21%			(0.06)%	0.18%	0.13%
Consumer (Excluding Card) (b)	0.36	0.31	0.25	0.34	1.28			0.31	0.67	0.69
Credit Card Receivables — Reported	6.75	4.41	4.25	4.25	4.70			4.94	4.95	4.86
Total Loans — Reported (a) (b)	1.39	0.89	0.82	0.88	1.46			1.00	1.08	1.02
Credit Card Securitizations	6.03	4.99	5.48	5.36	5.70			5.47	5.51	5.52
Total Loans — Managed (a) (b)	2.09	1.51	1.53	1.58	2.13			1.68	1.76	1.88

Memo: Credit Card — Managed	6.39	4.70	4.87	4.83	5.24			5.21	5.27	5.28

(a)
Average wholesale loans held-for-sale were $15,581 million, $13,045 million, $11,601 million, $7,674 million and $6,820 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. The full year average loans held-for-sale was $12,014 million for 2005 and $6,124 million for both full year 2004 and Pro Forma full year 2004, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held-for-sale were $16,505 million, $15,707 million, $14,620 million, $15,861 million and $13,534 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. The full year average loans held-for-sale were $15,675 million and $14,736 million for 2005 and 2004, respectively. Full year 2004 Pro forma average loans held-for-sale was $17,231 million. These amounts are not included in the net charge-off rates.

(c)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

											Pro Forma Combined (g)
						4Q05 Change							2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (e)		2004		2004
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,220	$6,794	$6,935	$7,320	$7,493	6%	(4)%	$7,320	$4,523		$7,995		(8)%
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	—	—	—	NM	NM	—	3,123		—		NM
Net Charge-Offs	(1,360)	(870)	(773)	(816)	(1,398)	(56)	3	(3,819)	(3,099)		(3,588)		(6)
Provision for Loan Losses:
Provision Excluding Accounting Policy Conformity	1,219	1,289	636	431	681	(5)	79	3,575	1,798		1,963		82
Accounting Policy Conformity	—	—	—	—	525	NM	NM	—	1,085		1,085		NM

Total Provision for Loan Losses	1,219	1,289	636	431	1,206	(5)	1	3,575	2,883		3,048		17
Other	11	7	(4)	—	19	57	(42)	14	(110	)(f)	(135	)(f)	NM

Ending Balance	$7,090	$7,220	$6,794	$6,935	$7,320	(2)	(3)	$7,090	$7,320		$7,320		(3)

SUMMARY OF CHANGES IN THE ALLOWANCE FOR
LENDING-RELATED COMMITMENTS
Beginning Balance	$395	$439	$488	$492	$541	(10)	(27)	$492	$324		$814		(40)
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	—	—	—	NM	NM	—	508		—		NM
Provision for Lending-Related Commitments:
Provision Excluding Accounting Policy Conformity	5	(44)	(49)	(4)	(49)	NM	NM	(92)	(112)		(94)		2
Accounting Policy Conformity	—	—	—	—	—	NM	NM	—	(227)		(227)		NM

Total Provision for Lending-Related Commitments	5	(44)	(49)	(4)	(49)	NM	NM	(92)	(339)		(321)		71
Other	—	—	—	—	—	NM	NM	—	(1)		(1)		NM

Ending Balance	$400	$395	$439	$488	$492	1	(19)	$400	$492		$492		(19)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale Asset Specific	$203	$341	$314	$385	$469	(40)	(57)
Formula — Based (a) Statistical Calculation	1,629	1,590	1,604	1,448	1,639	2	(1)
Adjustments to the Statistical Calculation	621	659	686	894	990	(6)	(37)

Total Wholesale	2,453	2,590	2,604	2,727	3,098	(5)	(21)

Consumer
Formula — Based
Statistical Calculation	3,422	3,432	3,064	3,113	3,169	—	8
Adjustments to the Statistical Calculation	1,215	1,198	1,126	1,095	1,053	1	15

Total Consumer	4,637	4,630	4,190	4,208	4,222	—	10

Total Allowance for Loan Losses	7,090	7,220	6,794	6,935	7,320	(2)	(3)
Allowance for Lending-Related Commitments	400	395	439	488	492	1	(19)

Total Allowance for Credit Losses	$7,490	$7,615	$7,233	$7,423	$7,812	(2)	(4)

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	1.85%	1.89%	1.95%	2.06%	2.41%
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.84	1.84	1.65	1.69	1.70
Allowance for Loan Losses to Total Loans (b) (c)	1.84	1.86	1.76	1.82	1.94
Allowance for Loan Losses to Total Nonperforming Loans (d)	321	316	287	283	268

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$907	$1,002	$971	$1,191	$1,547	(9)	(41)
Retail Financial Services	1,363	1,375	1,135	1,168	1,228	(1)	11
Card Services	3,274	3,255	3,055	3,040	2,994	1	9
Commercial Banking	1,392	1,423	1,431	1,312	1,322	(2)	5
Treasury & Securities Services	11	6	7	5	9	83	22
Asset and Wealth Management	132	148	195	214	216	(11)	(39)
Corporate	11	11	—	5	4	—	175

Total	$7,090	$7,220	$6,794	$6,935	$7,320	(2)	(3)

(a)
During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.

(b)
Loans held-for-sale were $17,552 million, $14,697 million, $16,340 million, $5,296 million and $6,440 million at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(c)
Loans held-for-sale were $16,598 million, $17,695 million, $13,112 million, $16,532 million and $18,022 million at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Nonperforming loans held-for-sale were $136 million, $116 million, $28 million, $33 million and $15 million at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(e)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(f)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.

(g)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							FULL YEAR

										Pro Forma Combined (e)
						4Q05 Change					2005 Change
	4Q05	3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (d)	2004	2004
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(98)	$(32)	$(271)	$(356)	$(120)	(206)%	18%	$(757)	$(525)	$(848)	11%
Commercial Banking	(10)	(11)	116	(8)	17	9	NM	87	35	(29)	NM
Treasury & Securities Services	3	(1)	2	(5)	3	NM	—	(1)	7	7	NM
Asset & Wealth Management	(8)	(22)	(18)	(7)	(21)	64	62	(55)	(12)	(16)	(244)
Corporate	—	13	1	(4)	—	NM	NM	10	(110)	(111)	NM

Total Wholesale	(113)	(53)	(170)	(380)	(121)	(113)	7	(716)	(605)	(997)	28
Retail Financial Services	158	376	95	92	78	(58)	103	721	450	702	3
Card Services	1,174	966	711	719	724	22	62	3,570	1,953	2,258	58

Total Consumer	1,332	1,342	806	811	802	(1)	66	4,291	2,403	2,960	45
Accounting Policy Conformity (a)	—	—	—	—	525	NM	NM	—	1,085	1,085	NM

Total Provision for Loan Losses	1,219	1,289	636	431	1,206	(5)	1	3,575	2,883	3,048	17

LENDING-RELATED COMMITMENTS
Investment Bank	$15	$(14)	$(72)	$(10)	$(53)	NM	NM	$(81)	$(115)	$(94)	14
Commercial Banking	(7)	(35)	26	2	4	80	NM	(14)	6	(4)	(250)
Treasury & Securities Services	(1)	—	—	2	—	NM	NM	1	—	—	NM
Asset & Wealth Management	(2)	3	(2)	—	—	NM	NM	(1)	(2)	—	NM
Corporate	—	—	—	—	—	NM	NM	—	—	(1)	NM

Total Wholesale	5	(46)	(48)	(6)	(49)	NM	NM	(95)	(111)	(99)	4
Retail Financial Services	—	2	(1)	2	—	NM	NM	3	(1)	5	(40)
Card Services	—	—	—	—	—	NM	NM	—	—	—	NM

Total Consumer	—	2	(1)	2	—	NM	NM	3	(1)	5	(40)
Accounting Policy Conformity (b)	—	—	—	—	—	NM	NM	—	(227)	(227)	NM

Total Provision for Lending-Related Commitments	5	(44)	(49)	(4)	(49)	NM	NM	(92)	(339)	(321)	71

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(83)	$(46)	$(343)	$(366)	$(173)	(80)	52	$(838)	$(640)	$(942)	11
Commercial Banking (c)	(17)	(46)	142	(6)	21	63	NM	73	41	(33)	NM
Treasury & Securities Services	2	(1)	2	(3)	3	NM	(33)	—	7	7	NM
Asset & Wealth Management (c)	(10)	(19)	(20)	(7)	(21)	47	52	(56)	(14)	(16)	(250)
Corporate (c)	—	13	1	(4)	—	NM	NM	10	(110)	(112)	NM

Total Wholesale	(108)	(99)	(218)	(386)	(170)	(9)	36	(811)	(716)	(1,096)	26
Retail Financial Services (c)	158	378	94	94	78	(58)	103	724	449	707	2
Card Services (c)	1,174	966	711	719	724	22	62	3,570	1,953	2,258	58

Total Consumer	1,332	1,344	805	813	802	(1)	66	4,294	2,402	2,965	45
Accounting Policy Conformity	—	—	—	—	525	NM	NM	—	858	858	NM

Total Provision for Credit Losses	1,224	1,245	587	427	1,157	(2)	6	3,483	2,544	2,727	28

Securitized Credit Losses	1,062	867	930	917	1,011	22	5	3,776	2,898	4,621	(18)
Accounting Policy Conformity	—	—	—	—	(525)	NM	NM	—	(858)	(858)	NM

Managed Provision for Credit Losses	$2,286	$2,112	$1,517	$1,344	$1,643	8	39	$7,259	$4,584	$6,490	12

(a)
Reflects an increase of $721 million for the fourth quarter of 2004 and $1.4 billion for the full year 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by reductions of $196 million and $357 million in the allowance to conform methodologies in the fourth quarter of 2004 and the full year 2004, respectively.

(b)	Reflects a reduction of $227 million for the third quarter of 2004 to conform methodologies in the wholesale portfolio.

(c)
Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(d)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

	QUARTERLY TRENDS								FULL YEAR

											Pro Forma Combined (d)
							4Q05 Change					2005 Change
	4Q05		3Q05	2Q05	1Q05	4Q04	3Q05	4Q04	2005	2004 (c)	2004	2004
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,472.1		3,485.0	3,493.0	3,517.5	3,514.7	—%	(1)%	3,491.7	2,779.9	3,510.4	(1)%
Weighted-Average Diluted Shares Outstanding	3,563.9		3,547.7	3,548.3	3,569.8	3,602.0	—	(1)	3,557.3	2,850.6	3,593.0	(1)
Common Shares Outstanding — at Period End	3,486.7		3,503.4	3,514.0	3,525.3	3,556.2	—	(2)	3,486.7	3,556.2	3,556.2	(2)

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	—	—	$1.36	$1.36	$1.36	—
Book Value per Share	30.71		30.26	29.95	29.78	29.61	1	4	30.71	29.61	29.61	4
Dividend Payout	44%		48%	122%	54%	74%			57%	88%	75%

SHARE PRICE
High	$40.56		$35.95	$36.50	$39.69	$40.45	13	—	$40.56	$43.84	$43.84	(7)%
Low	32.92		33.31	33.35	34.32	36.32	(1)	(9)	32.92	34.62	34.62	(5)
Close	39.69		33.93	35.32	34.60	39.01	17	2	39.69	39.01	39.01	2

STOCK REPURCHASE PROGRAM (a)
Aggregate Repurchases	$1,000.0		$500.0	$593.7	$1,315.6	$599.8			$3,409.3	$737.7	$737.7
Common Shares Repurchased	26.3		14.4	16.8	36.0	15.8			93.5	19.3	19.3
Average Purchase Price	$38.05		$34.61	$35.32	$36.57	$38.01			$36.46	$38.27	$38.27

CAPITAL RATIOS
Tier 1 Capital	$72,474	(b)	$70,745	$69,782	$69,435	$68,621	2	6
Total Capital	102,437	(b)	98,254	96,089	96,378	96,807	4	6
Risk-Weighted Assets	849,939	(b)	866,289	850,241	811,822	791,373	(2)	7
Adjusted Average Assets	1,152,546	(b)	1,143,449	1,123,609	1,110,058	1,102,456	1	5
Tier 1 Capital Ratio	8.5	%(b)	8.2%	8.2%	8.6%	8.7%	4	(2)
Total Capital Ratio	12.1	(b)	11.3	11.3	11.9	12.2	7	(1)
Tier 1 Leverage Ratio	6.3	(b)	6.2	6.2	6.3	6.2	2	2

INTANGIBLE ASSETS
Goodwill	$43,621		$43,555	$43,537	$43,440	$43,203	—	1
Mortgage Servicing Rights	6,452		6,057	5,026	5,663	5,080	7	27
Purchased Credit Card Relationships	3,275		3,352	3,528	3,703	3,878	(2)	(16)
All Other Intangibles	4,832		5,139	5,319	5,514	5,726	(6)	(16)

Total Intangibles	$58,180		$58,103	$57,410	$58,320	$57,887	—	1

(a)	Excludes commission costs.
(b)	Estimated
(c)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.
Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Core Deposits: U.S. deposits insured by the Federal Deposit Insurance Corporation, up to the legal limit of $100,000 per depositor.
Corporate: Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.
Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
NA: Data is not applicable for the period presented.
NM: Not meaningful
Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.
Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.
Special Items: Includes merger costs, litigation reserve charges deemed nonoperating and accounting policy conformity adjustments.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking
IB’s revenues are comprised of the following:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
Retail Financial Services
Description of selected business metrics within Home Finance:
1. Secondary marketing involves the sale of mortgage loans into the secondary market and risk management of this activity from the point of loan commitment to customers through loan closing and subsequent sale.
Home Finance’s origination channels are comprised of the following:
1. Retail — A mortgage banker employed by the Firm directly contacts borrowers who are buying or refinancing a home through a branch office, through the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loans to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent — Banks, thrifts, other mortgage banks and other financial institutions sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Description of selected business metrics within Consumer & Small Business Banking:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Investment sales representatives — Licensed retail branch sales personnel, assigned to support several branches, who assist with the sale of investment products including college planning accounts, mutual funds, annuities and retirement accounts.
Description of selected business metrics within Insurance:
1. Proprietary annuity sales represent annuity contracts marketed through and issued by subsidiaries of the Firm.
2. Insurance in force — direct/assumed includes the aggregate face amount of insurance policies directly underwritten and assumed through reinsurance.
3. Insurance in force — retained includes the aggregate face amounts of insurance policies directly underwritten and assumed through reinsurance, after reduction for face amounts ceded to reinsurers.
Card Services
Description of selected business metrics within Card Services:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, portfolio purchases and sales.
3. Merchant acquiring business — Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume — Represents the dollar amount of transactions processed for the merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for the merchants.
6. 12 Month Lagged Loss Ratio — Represents the current period net charge-offs annualized divided by the average pro forma managed loans for the same period in the prior year.
Commercial Banking
Commercial Banking revenues are comprised of the following:
1. Lending incorporates a variety of financing alternatives, such as term loans, revolving lines of credit and asset-based structures and leases, which are often secured by receivables, inventory, equipment or real estate.
2. Treasury services incorporates a broad range of products and services to help clients manage short-term liquidity through deposits and sweeps, and longer-term investment needs through money market accounts, certificates of deposit and mutual funds; manage working capital through lockbox, global trade, global clearing and commercial card products; and have ready access to information to manage their business through on-line reporting tools.
3. Investment banking products provide clients with more sophisticated capital-raising alternatives, through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds and equity underwriting, and balance sheet and risk management tools through foreign exchange, derivatives, M&A and advisory services.
Description of selected business metrics within Commercial Banking:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.
Description of selected business metrics within Treasury & Securities Services:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).
Asset & Wealth Management
AWM’s client segments are comprised of the following:
1. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.
2. Retail provides more than 2 million customers worldwide with investment management, retirement planning and administration, and brokerage services through third-party and direct distribution channels.
3. Institutional serves more than 3,000 large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.
4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.

APPENDIX

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FOURTH QUARTER 2005
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$1,145	$—	$—	$—	$—	$—	$—	$1,145
Trading Revenue	1,115	(264)	—	—	—	—	—	851
Lending & Deposit Related Fees	853	—	—	—	—	—	—	853
Asset Management, Administration and Commissions	2,723	—	—	—	—	—	—	2,723
Securities / Private Equity Gains (Losses)	(232)	—	—	—	—	—	—	(232)
Mortgage Fees and Related Income	155	—	—	—	—	—	—	155
Credit Card Income	1,402	—	(442)	—	—	—	—	960
Other Income	1,764	—	—	—	—	—	158	1,922

Noninterest Revenue	8,925	(264)	(442)	—	—	—	158	8,377

Net Interest Income	4,753	264	1,504	—	—	—	57	6,578

TOTAL NET REVENUE	13,678	—	1,062	—	—	—	215	14,955

Provision for Credit Losses	1,224	—	1,062	—	—	—	—	2,286

NONINTEREST EXPENSE
Compensation Expense	4,286	—	—	—	—	—	—	4,286
Occupancy Expense	645	—	—	—	—	—	—	645
Technology and Communications Expense	909	—	—	—	—	—	—	909
Professional & Outside Services	1,002	—	—	—	—	—	—	1,002
Marketing	385	—	—	—	—	—	—	385
Other Expense	1,064	—	—	—	—	—	—	1,064
Amortization of Intangibles	375	—	—	—	—	—	—	375

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,666	—	—	—	—	—	—	8,666
Merger Costs	77	—	—	(77)	—	—	—	—
Litigation Reserve Charge	(208)	—	—	—	208	—	—	—

TOTAL NONINTEREST EXPENSE	8,535	—	—	(77)	208	—	—	8,666

Income (Loss) before Income Tax Expense	3,919	—	—	77	(208)	—	215	4,003
Income Tax Expense (Benefit)	1,221	—	—	29	(79)	—	215	1,386

NET INCOME (LOSS)	$2,698	$—	$—	$48	$(129)	$—	$—	$2,617

FINANCIAL RATIOS
Diluted Earnings per Share	$0.76	$—	$—	$0.01	$(0.04)	$—	$—	$0.73
ROE	10%	—%	—%	—%	—%	—%	—%	10%
ROE-GW	17	—	—	—	—	—	—	17
ROA	0.89	NM	NM	NM	NM	NM	NM	0.82
Overhead Ratio	62	NM	NM	NM	NM	NM	NM	58
Effective Income Tax Rate	31	NM	NM	38	NM	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $77 million reflects costs associated with the merger; nonoperating litigation recoveries of $208 million were recorded in the fourth quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	THIRD QUARTER 2005
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (b)	Card (c)	Costs	Reserves	Policy Conformity	Adjustments (e)	Basis
REVENUE
Investment Banking Fees	$989	$—	$—	$—	$—	$—	$—	$989
Trading Revenue	2,499	(103)	—	—	—	—	—	2,396
Lending & Deposit Related Fees	865	—	—	—	—	—	—	865
Asset Management, Administration and Commissions	2,628	—	—	—	—	—	—	2,628
Securities / Private Equity Gains (Losses)	343	—	—	—	—	—	—	343
Mortgage Fees and Related Income	201	—	—	—	—	—	—	201
Credit Card Income	1,855	—	(733)	—	—	—	—	1,122
Other Income	233	—	—	—	—	—	155	388

Noninterest Revenue	9,613	(103)	(733)	—	—	—	155	8,932

Net Interest Income	4,852	103	1,600	—	—	—	67	6,622

TOTAL NET REVENUE	14,465	—	867	—	—	—	222	15,554

Provision for Credit Losses (a)	1,245	—	867	—	—	—	—	2,112

NONINTEREST EXPENSE
Compensation Expense	5,001	—	—	—	—	—	—	5,001
Occupancy Expense	549	—	—	—	—	—	—	549
Technology and Communications Expense	899	—	—	—	—	—	—	899
Professional & Outside Services	1,018	—	—	—	—	—	—	1,018
Marketing	512	—	—	—	—	—	—	512
Other Expense	882	—	—	—	—	—	—	882
Amortization of Intangibles	382	—	—	—	—	—	—	382

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	9,243	—	—	—	—	—	—	9,243
Merger Costs	221	—	—	(221)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,464	—	—	(221)	—	—	—	9,243

Income (Loss) before Income Tax Expense	3,756	—	—	221	—	—	222	4,199
Income Tax Expense (Benefit)	1,229	—	—	84	—	—	222	1,535

NET INCOME (LOSS)	$2,527	$—	$—	$137	$—	$—	$—	$2,664

FINANCIAL RATIOS
Diluted Earnings per Share	$0.71	$—	$—	$0.04	$—	$—	$—	$0.75
ROE	9%	—%	—%	1%	—%	—%	—%	10%
ROE-GW	16	—	—	1	—	—	—	17
ROA	0.84	NM	NM	NM	NM	NM	NM	0.84
Overhead Ratio	65	NM	NM	NM	NM	NM	NM	59
Effective Income Tax Rate	33	NM	NM	38	NM	NM	100	37

(a)
Includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $221 million reflects costs associated with the merger.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	SECOND QUARTER 2005
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$961	$—	$—	$—	$—	$—	$—	$961
Trading Revenue	387	198	—	—	—	—	—	585
Lending & Deposit Related Fees	851	—	—	—	—	—	—	851
Asset Management, Administration and Commissions	2,541	—	—	—	—	—	—	2,541
Securities / Private Equity Gains (Losses)	407	—	—	—	—	—	—	407
Mortgage Fees and Related Income	336	—	—	—	—	—	—	336
Credit Card Income	1,763	—	(728)	—	—	—	—	1,035
Other Income	496	—	—	—	—	—	143	639

Noninterest Revenue	7,742	198	(728)	—	—	—	143	7,355

Net Interest Income	5,001	(198)	1,658	—	—	—	84	6,545

TOTAL NET REVENUE	12,743	—	930	—	—	—	227	13,900

Provision for Credit Losses	587	—	930	—	—	—	—	1,517

NONINTEREST EXPENSE
Compensation Expense	4,266	—	—	—	—	—	—	4,266
Occupancy Expense	580	—	—	—	—	—	—	580
Technology and Communications Expense	896	—	—	—	—	—	—	896
Professional & Outside Services	1,130	—	—	—	—	—	—	1,130
Marketing	537	—	—	—	—	—	—	537
Other Expense	954	—	—	—	—	—	—	954
Amortization of Intangibles	385	—	—	—	—	—	—	385

Total Noninterest Expense before Merger Costs and	8,748	—	—	—	—	—	—	8,748
Litigation Reserve Charge
Merger Costs	279	—	—	(279)	—	—	—	—
Litigation Reserve Charge	1,872	—	—	—	(1,872)	—	—	—

TOTAL NONINTEREST EXPENSE	10,899	—	—	(279)	(1,872)	—	—	8,748

Income (Loss) before Income Tax Expense	1,257	—	—	279	1,872	—	227	3,635
Income Tax Expense (Benefit)	263	—	—	106	711	—	227	1,307

NET INCOME (LOSS)	$994	$—	$—	$173	$1,161	$—	$—	$2,328

FINANCIAL RATIOS
Diluted Earnings per Share	$0.28	$—	$—	$0.05	$0.33	$—	$—	$0.66
ROE	4%	—%	—%	1%	4%	—%	—%	9%
ROE-GW	6	—	—	1	8	—	—	15
ROA	0.34	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	86	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	21	NM	NM	38	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $279 million reflects costs associated with the merger; nonoperating litigation charges of $1.9 billion were taken in the second quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2005
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$993	$—	$—	$—	$—	$—	$—	$993
Trading Revenue	1,859	328	—	—	—	—	—	2,187
Lending & Deposit Related Fees	820	—	—	—	—	—	—	820
Asset Management, Administration and Commissions	2,498	—	—	—	—	—	—	2,498
Securities / Private Equity Gains (Losses)	(45)	—	—	—	—	—	—	(45)
Mortgage Fees and Related Income	362	—	—	—	—	—	—	362
Credit Card Income	1,734	—	(815)	—	—	—	—	919
Other Income	201	—	—	—	—	—	115	316

Noninterest Revenue	8,422	328	(815)	—	—	—	115	8,050

Net Interest Income	5,225	(328)	1,732	—	—	—	61	6,690

TOTAL NET REVENUE	13,647	—	917	—	—	—	176	14,740

Provision for Credit Losses	427	—	917	—	—	—	—	1,344

NONINTEREST EXPENSE
Compensation Expense	4,702	—	—	—	—	—	—	4,702
Occupancy Expense	525	—	—	—	—	—	—	525
Technology and Communications Expense	920	—	—	—	—	—	—	920
Professional & Outside Services	1,074	—	—	—	—	—	—	1,074
Marketing	483	—	—	—	—	—	—	483
Other Expense	805	—	—	—	—	—	—	805
Amortization of Intangibles	383	—	—	—	—	—	—	383

Total Noninterest Expense before Merger Costs and	8,892	—	—	—	—	—	—	8,892
Litigation Reserve Charge
Merger Costs	145	—	—	(145)	—	—	—	—
Litigation Reserve Charge	900	—	—	—	(900)	—	—	—

TOTAL NONINTEREST EXPENSE	9,937	—	—	(145)	(900)	—	—	8,892

Income (Loss) before Income Tax Expense	3,283	—	—	145	900	—	176	4,504
Income Tax Expense (Benefit)	1,019	—	—	55	342	—	176	1,592

NET INCOME (LOSS)	$2,264	$—	$—	$90	$558	$—	$—	$2,912

FINANCIAL RATIOS
Diluted Earnings per Share	$0.63	$—	$—	$0.03	$0.15	$—	$—	$0.81
ROE	9%	—%	—%	—%	2%	—%	—%	11%
ROE-GW	15	—	—	1	3	—	—	19
ROA	0.79	NM	NM	NM	NM	NM	NM	0.96
Overhead Ratio	73	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	31	NM	NM	38	38	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $145 million reflects costs associated with the merger; nonoperating litigation charges of $900 million were taken in the first quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FOURTH QUARTER 2004
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$1,073	$—	$—	$—	$—	$—	$—	$1,073
Trading Revenue	611	511	—	—	—	—	—	1,122
Lending & Deposit Related Fees	903	—	—	—	—	—	—	903
Asset Management, Administration and Commissions	2,330	—	—	—	—	—	—	2,330
Securities / Private Equity Gains (Losses)	569	—	—	—	—	—	—	569
Mortgage Fees and Related Income	85	—	—	—	—	—	—	85
Credit Card Income	1,822	—	(786)	—	—	—	—	1,036
Other Income	228	—	1	—	—	—	178	407

Noninterest Revenue	7,621	511	(785)	—	—	—	178	7,525

Net Interest Income	5,329	(511)	1,796	—	—	—	10	6,624

TOTAL NET REVENUE	12,950	—	1,011	—	—	—	188	14,149

Provision for Credit Losses	1,157	—	1,011	—	—	(525)	—	1,643

NONINTEREST EXPENSE
Compensation Expense	4,211	—	—	—	—	—	—	4,211
Occupancy Expense	609	—	—	—	—	—	—	609
Technology and Communications Expense	1,051	—	—	—	—	—	—	1,051
Professional & Outside Services	1,191	—	—	—	—	—	—	1,191
Marketing	428	—	—	—	—	—	—	428
Other Expense	981	—	—	—	—	—	—	981
Amortization of Intangibles	392	—	—	—	—	—	—	392

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,863	—	—	—	—	—	—	8,863
Merger Costs	523	—	—	(523)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,386	—	—	(523)	—	—	—	8,863

Income (Loss) before Income Tax Expense	2,407	—	—	523	—	525	188	3,643
Income Tax Expense (Benefit)	741	—	—	199	—	199	188	1,327

NET INCOME (LOSS)	$1,666	$—	$—	$324	$—	$326	$—	$2,316

FINANCIAL RATIOS
Diluted Earnings per Share	$0.46	$—	$—	$0.09	$—	$0.09	$—	$0.64
ROE	6%	—%	—%	1%	—%	2%	—%	9%
ROE-GW	11	—	—	2	—	2	—	15
ROA	0.57	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	72	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	31	NM	NM	38	NM	38	100	36
(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $523 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FULL YEAR 2005
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (b)	Card (c)	Costs	Reserves	Policy Conformity	Adjustments (e)	Basis
REVENUE
Investment Banking Fees	$4,088	$—	$—	$—	$—	$—	$—	$4,088
Trading Revenue	5,860	159	—	—	—	—	—	6,019
Lending & Deposit Related Fees	3,389	—	—	—	—	—	—	3,389
Asset Management, Administration and Commissions	10,390	—	—	—	—	—	—	10,390
Securities / Private Equity Gains (Losses)	473	—	—	—	—	—	—	473
Mortgage Fees and Related Income	1,054	—	—	—	—	—	—	1,054
Credit Card Income	6,754	—	(2,718)	—	—	—	—	4,036
Other Income	2,694	—	—	—	—	—	571	3,265

Noninterest Revenue	34,702	159	(2,718)	—	—	—	571	32,714

Net Interest Income	19,831	(159)	6,494	—	—	—	269	26,435

TOTAL NET REVENUE	54,533	—	3,776	—	—	—	840	59,149

Provision for Credit Losses (a)	3,483	—	3,776	—	—	—	—	7,259
NONINTEREST EXPENSE
Compensation Expense	18,255	—	—	—	—	—	—	18,255
Occupancy Expense	2,299	—	—	—	—	—	—	2,299
Technology and Communications Expense	3,624	—	—	—	—	—	—	3,624
Professional & Outside Services	4,224	—	—	—	—	—	—	4,224
Marketing	1,917	—	—	—	—	—	—	1,917
Other Expense	3,705	—	—	—	—	—	—	3,705
Amortization of Intangibles	1,525	—	—	—	—	—	—	1,525

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	35,549	—	—	—	—	—	—	35,549
Merger Costs	722	—	—	(722)	—	—	—	—
Litigation Reserve Charge	2,564	—	—	—	(2,564)	—	—	—

TOTAL NONINTEREST EXPENSE	38,835	—	—	(722)	(2,564)	—	—	35,549

Income (Loss) before Income Tax Expense	12,215	—	—	722	2,564	—	840	16,341
Income Tax Expense (Benefit)	3,732	—	—	274	974	—	840	5,820

NET INCOME (LOSS)	$8,483	$—	$—	$448	$1,590	$—	$—	$10,521

FINANCIAL RATIOS
Diluted Earnings per Share	$2.38	$—	$—	$0.13	$0.44	$—	$—	$2.95
ROE	8%	—%	—%	—%	2%	—%	—%	10%
ROE-GW	14	—	—	1	2	—	—	17
ROA	0.72	NM	NM	NM	NM	NM	NM	0.84
Overhead Ratio	71	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	31	NM	NM	38	38	NM	100	36
(a)
Full year 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $722 million reflects costs associated with the merger; nonoperating litigation charges of $2.6 billion were taken for the full year 2005.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FULL YEAR 2004 (a)
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass(b)	Card(c)	Costs	Reserves	Policy Conformity	Adjustments(e)	Basis
REVENUE
Investment Banking Fees	$3,537	$—	$—	$—	$—	$—	$—	$3,537
Trading Revenue	3,612	1,950	—	—	—	—	—	5,562
Lending & Deposit Related Fees	2,672	—	—	—	—	—	—	2,672
Asset Management, Administration and Commissions	8,165	—	—	—	—	—	—	8,165
Securities / Private Equity Gains (Losses)	1,874	—	—	—	—	—	—	1,874
Mortgage Fees and Related Income	806	—	—	—	—	—	—	806
Credit Card Income	4,840	—	(2,267)	—	—	—	—	2,573
Other Income	830	—	(86)	—	—	118	317	1,179

Noninterest Revenue	26,336	1,950	(2,353)	—	—	118	317	26,368

Net Interest Income	16,761	(1,950)	5,251	—	—	—	6	20,068

TOTAL NET REVENUE	43,097	—	2,898	—	—	118	323	46,436

Provision for Credit Losses	2,544	—	2,898	—	—	(858)	—	4,584
NONINTEREST EXPENSE
Compensation Expense	14,506	—	—	—	—	—	—	14,506
Occupancy Expense	2,084	—	—	—	—	—	—	2,084
Technology and Communications Expense	3,702	—	—	—	—	—	—	3,702
Professional & Outside Services	3,862	—	—	—	—	—	—	3,862
Marketing	1,335	—	—	—	—	—	—	1,335
Other Expense	2,859	—	—	—	—	—	—	2,859
Amortization of Intangibles	946	—	—	—	—	—	—	946

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	29,294	—	—	—	—	—	—	29,294
Merger Costs	1,365	—	—	(1,365)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	34,359	—	—	(1,365)	(3,700)	—	—	29,294

Income (Loss) before Income Tax Expense	6,194	—	—	1,365	3,700	976	323	12,558
Income Tax Expense (Benefit)	1,728	—	—	519	1,406	371	323	4,347

NET INCOME (LOSS)	$4,466	$—	$—	$846	$2,294	$605	$—	$8,211

FINANCIAL RATIOS
Diluted Earnings per Share	$1.55	$—	$—	$0.30	$0.80	$0.21	$—	$2.86
ROE	6%	—%	—%	1%	3%	1%	—%	11%
ROE-GW	9	—	—	2	4	1	—	16
ROA	0.46	NM	NM	NM	NM	NM	NM	0.81
Overhead Ratio	80	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	28	NM	NM	38	38	38	100	35

(a)	Includes six months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.

(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.

(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $1.4 billion reflects costs associated with the merger; nonoperating litigation charges of $3.7 billion were taken for the full year 2004.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	PRO FORMA FULL YEAR 2004 (a)
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass(b)	Card(c)	Costs	Reserves	Policy Conformity	Adjustments(e)	Basis
REVENUE
Investment Banking Fees	$3,635	$—	$—	$—	$—	$—	$—	$3,635
Trading Revenue	3,764	1,950	—	—	—	—	—	5,714
Lending & Deposit Related Fees	3,744	—	—	—	—	—	—	3,744
Asset Management, Administration and Commissions	9,177	—	—	—	—	—	—	9,177
Securities / Private Equity Gains (Losses)	1,972	—	—	—	—	—	—	1,972
Mortgage Fees and Related Income	827	—	—	—	—	—	—	827
Credit Card Income	6,846	—	(3,094)	—	—	—	—	3,752
Other Income	1,210	—	(86)	—	—	118	572	1,814

Noninterest Revenue	31,175	1,950	(3,180)	—	—	118	572	30,635
Net Interest Income	21,366	(1,950)	7,801	—	—	—	(92)	27,125

TOTAL NET REVENUE	52,541	—	4,621	—	—	118	480	57,760

Provision for Credit Losses	2,727	—	4,621	—	—	(858)	—	6,490

NONINTEREST EXPENSE
Compensation Expense	17,055	—	—	—	—	—	—	17,055
Occupancy Expense	2,403	—	—	—	—	—	—	2,403
Technology and Communications Expense	4,046	—	—	—	—	—	—	4,046
Professional & Outside Services	4,597	—	—	—	—	—	—	4,597
Marketing	1,944	—	—	—	—	—	—	1,944
Other Expense	3,823	—	—	—	—	—	—	3,823
Amortization of Intangibles	1,571	—	—	—	—	—	—	1,571

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	35,439	—	—	—	—	—	—	35,439
Merger Costs	1,365	—	—	(1,365)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	40,504	—	—	(1,365)	(3,700)	—	—	35,439

Income (Loss) before Income Tax Expense	9,310	—	—	1,365	3,700	976	480	15,831
Income Tax Expense (Benefit)	2,766	—	—	519	1,406	371	480	5,542

NET INCOME (LOSS)	$6,544	$—	$—	$846	$2,294	$605	$—	$10,289

FINANCIAL RATIOS
Diluted Earnings per Share	$1.81	$—	$—	$0.24	$0.63	$0.17	$—	$2.85
ROE	6%	—%	—%	1%	2%	1%	—%	10%
ROE-GW	11	—	—	1	4	1	—	17
ROA	0.58	NM	NM	NM	NM	NM	NM	0.85
Overhead Ratio	77	NM	NM	NM	NM	NM	NM	61
Effective Income Tax Rate	30	NM	NM	38	38	38	100	35

(a)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.

(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.

(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $1.4 billion reflects costs associated with the merger; nonoperating litigation charges of $3.7 billion were taken for the full year 2004.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.